UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Balanced Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

61 Financial Statements

65 Financial Highlights

70 Notes to Financial Statements

84 Report of Independent Registered Public Accounting Firm

85 Tax Information

86 Investment Management Agreement Approval

91 Summary of Management Fee Evaluation by Independent Fee Consultant

96 Board Members and Officers

100 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset categories generally limits risk, the risk remains that the investment advisor may favor an asset category that performed poorly relative to other asset categories. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Please read the prospectus for details regarding the fund's risk.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	15.93%	-3.19%	1.20%	0.22%
Class B	15.19%	-3.52%	0.82%	-0.42%
Class C	15.11%	-3.99%	0.37%	-0.61%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	9.26%	-5.08%	0.01%	-0.37%
Class B (max 4.00% CDSC)	12.19%	-4.12%	0.64%	-0.42%
Class C (max 1.00% CDSC)	15.11%	-3.99%	0.37%	-0.61%
No Sales Charges					Life of Class S*
Class S	16.17%	-3.03%	N/A	N/A	0.64%
Institutional Class	16.23%	-2.92%	1.50%	0.54%	N/A
Russell 1000® Index+	11.20%	-6.84%	0.71%	-0.46%	-0.49%
Barclays Capital US Aggregate Bond Index++	13.79%	6.35%	5.05%	6.31%	5.61%
Blended Index+++	15.89%	-1.30%	2.83%	2.41%	2.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 0.96%, 1.87%, 1.79%, 0.76% and 0.72% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Barclays Capital US Aggregate Bond Index++ [] Blended Index+++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

+++ The Blended Index, effective April 1, 2009 consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global Inflation-Linked Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Index (3%), and the MSCI EAFE Small Cap Index (3%).

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 8.10	$ 8.11	$ 8.08	$ 8.10	$ 8.11
10/31/08	$ 7.11	$ 7.15	$ 7.10	$ 7.11	$ 7.12
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .13	$ .10	$ .06	$ .14	$ .15
Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	276	of	503	55
3-Year	305	of	402	76
5-Year	247	of	310	80
10-Year	129	of	147	88
Class B 1-Year	311	of	503	62
3-Year	318	of	402	79
5-Year	263	of	310	85
10-Year	139	of	147	94
Class C 1-Year	316	of	503	63
3-Year	338	of	402	84
5-Year	282	of	310	91
10-Year	140	of	147	95
Class S 1-Year	266	of	503	53
3-Year	303	of	402	76
Institutional Class 1-Year	263	of	503	53
3-Year	298	of	402	74
5-Year	223	of	310	72
10-Year	123	of	147	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,163.00	$ 1,159.90	$ 1,158.10	$ 1,162.70	$ 1,164.50
Expenses Paid per $1,000*	$ 5.12	$ 8.98	$ 9.52	$ 3.98	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,020.47	$ 1,016.89	$ 1,016.38	$ 1,021.53	$ 1,022.33
Expenses Paid per $1,000*	$ 4.79	$ 8.39	$ 8.89	$ 3.72	$ 2.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.94%	1.65%	1.75%	.73%	.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management International GmbH ("DeAMi"), a US registered investment advisor, is a subadvisor for the fund. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

Portfolio Management Team

Robert Wang	James B. Francis, CFA
Inna Okounkova	William Chepolis, CFA
Thomas Picciochi	Owen Fitzpatrick, CFA
John Brennan	Mark Schumann
Matthew F. MacDonald, CFA	Richard Shepley
J. Richard Robben, CFA	Michael Sieghart, CFA
Thomas Schuessler, PhD	Andreas Wendelken
Gary Sullivan, CFA
Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The global equity markets experienced a stunning reversal of fortune during the past 12 months. When the fund's fiscal year began in November 2008, stocks were mired in the depths of a bear market that already had been in place for over a year. At that time, an evaporation of liquidity and the failure of numerous global banking institutions fueled investor fears that the global financial system was on the verge of collapse. The resulting flight from higher-risk assets sparked a slump that lasted well into the first quarter, a reflection of mounting evidence that the financial crisis was beginning to weigh heavily on both economic growth and corporate earnings. Stock prices touched their lows for the year on March 9, 2009 amid heightened investor panic, setting the stage for what proved to be one of the most impressive rallies in history. Hopes that the recession was over propelled the rebound through the end of the fund's fiscal year, helping equities to finish the one-year period with a double-digit gain.

Bonds also performed very well during the past 12 months. As was the case with equities, the year brought two distinct periods for the fixed- income universe. During the first phase — October 2008 through February 2009 — a severe economic slowdown led to heightened investor risk aversion, a sharp contraction of liquidity, and a flight out of higher-risk assets and into government bonds. The result was outperformance for developed-market government issues and severe underperformance for virtually all other asset classes, including corporate bonds, the high-yield market and emerging-markets debt. Like equities, the downturn in higher-risk fixed-income assets reached its lowest point in the second week of March, setting the stage for a rally once the massive stimulus efforts by the world's governments caused investors to grow more positive on the economic outlook. Rising optimism sparked a flight from low-yielding investments and into higher-yielding alternatives, causing the asset classes that had underperformed in the first half of the year to surge back into positive territory.

The Class A shares of DWS Balanced Fund returned 15.93% during the one-year period ended October 31, 2009. In evaluating performance, we use a blended benchmark that is representative of the combination of asset classes in which the fund invests.1 This benchmark returned 15.89% during the past 12 months. The return of the equity benchmark, the Russell 1000® Index, was 11.20%, while the fixed-income benchmark, the Barclays Capital US Aggregate Bond Index, returned 13.79%.2,3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

DWS Balanced Fund uses 11 different investment strategies which include investments in three exchange-traded funds, or ETFs4 We believe these strategies, in combination, provide greater diversification than the traditional "balanced" strategy of 60% large-cap US equities and 40% fixed income. We believe this approach provides investors with a one-stop exposure to a wide range of asset classes within the global financial markets.

Positive Contributors to Performance

The majority of the fund's underlying components generated a positive return during the past year. Among these was the fundamental large-cap value segment, which had a target weighting of 10% as of the end of the period. This strategy outperformed by a wide margin, with the strongest contributions coming from its holdings in the energy and industrials sectors. An overweight in technology, the strongest-performing sector in the US market during the past 12 months, also helped performance within large-cap value.5

Our quantitative international sleeve, which has a target weighting of 4%, also performed very well. This strategy seeks to outperform its benchmark by focusing on country and sector weightings rather than individual stock selection — an approach that worked well during the past year. The strategy took advantage of the disparate returns in the financial sector by overweighting Norway financials and underweighting financials in Japan, which posted a loss. Underweights to the Swiss health care and German consumer discretionary sectors also added value in this portion of the fund.

In April 2009, the fund added a small-cap global strategy with a target weighting of 4%. This strategy performed well in the subsequent six months. The largest contributions came from stock selection in financials, where the largest winner was the Greek financial stock Alpha Bank, and technology, where the Chinese company VanceInfo Technologies was a significant outperformer. An overweight in energy added the most value from a sector perspective, while an overweight in Hong Kong contributed the most from a geographical standpoint.

Additional areas of strong performance were the quantitative growth and value strategies, which select stocks using a disciplined assessment of growth, value and market sentiment factors. Top contributing industries in the value strategy included materials, food/beverage/tobacco and technology hardware/equipment. At the security level, top contributors were Bank of America, International Paper Co. and Seagate Technology Inc. Leading industries in the growth strategy included materials, commercial services/supplies and health care equipment/supplies. Among individual stocks, top contributors were Coventry Health Care Inc., Ashland Inc. and CME Group Inc. The value and growth strategies each have target weightings of 10%.

As part of our approach, we seek to enhance total returns by employing a global "portable alpha" strategy.6 This strategy seeks to identify the relative value to be found among global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed-income futures and currency forward contracts. The alpha strategy contributed positively to performance during the past year. Its currency and fixed-income positions helped its performance, more than offsetting the negative contribution from equities.

Negative Contributors to Performance

In a reflection of the fund's outperformance, only two elements of the portfolio detracted. The most significant underperformance came from the core fixed-income strategy, where positions in high-yield bonds, investment-grade corporates, emerging-markets debt and various types of asset-backed securities hurt performance during the first four months of the period. These holdings ultimately recovered amid the normalization of market conditions during the spring and summer, enabling the strategy to gain the benefit we would typically expect from its broad-based approach. Core fixed income has a target weighting of 18%.

The second area of underperformance was the fundamental large-cap growth strategy, which lagged its benchmark by a wide margin. The leading cause of underperformance was stock selection within health care, where positions in St. Jude Medical and Celgene weighed on performance. Stock selection also missed the mark in energy and consumer staples, where Devon Energy and Kellogg Co. were the most significant detractors. Additionally, an overweight in the worst-performing segment of the market — health care — weighed on performance within large-cap growth. The target weighting of this strategy is 10%.

Outlook and Positioning

We sought to augment the fund's diversification by adding four new strategies during the past year. The first was an ETF, the iShares Barclays Aggregate Bond Fund, which is designed to track the performance of the Barclays US Aggregate Bond Index.7 We expect that this ETF will provide a balance to the core fixed-income strategy, which holds a large percentage of its portfolio in securities not held in the Barclays Capital US Aggregate Bond Index. Also within fixed income, we established a position in Treasury Inflation-Protected Securities, or "TIPS." These are securities whose principal is tied to the Consumer Price Index (CPI). When inflation rises, so does the value of the principal. As a result, an investment in TIPS offers both a low correlation to traditional investments and a potential "hedge" against inflation. Our target weighting in TIPS was 5% at the close of the period.

In addition to adding these two strategies, we also introduced two new equity strategies to the fund. The first was global small-cap, which uses a bottom-up, research-based approach to identify best-in-class companies both in the United States and abroad. By virtue of its exposure to both smaller stocks and the international markets, we believe this strategy can add meaningful diversification to the fund. Its target weighting is 4%. We also initiated an investment in Vanguard Emerging Market Stock ETF, giving the strategy a target weighting of 3%.8 This ETF, which uses a passive indexing strategy, has performed very well since we added it to the fund in April.

We believe DWS Balanced Fund, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our asset coverage universe and increase diversification among managers and investment styles.

1 The Blended Index, effective April 1, 2009, consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000® Growth Index (20%), Russell 1000® Value Index (20%), MSCI EAFE Index (8%), Russell 2000® Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global Inflation-Linked Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Index (3%) and the MSCI EAFE Small Cap Index (3%).

2 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

6 The portable alpha strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

7 The iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment-grade bond market as defined by the Barclays Capital US Aggregate Bond Index.

8 Vanguard Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Common Stocks	54%	56%
Government & Agency Obligations	13%	8%
Mortgage-Backed Securities Pass-Throughs	9%	8%
Cash Equivalents	9%	10%
Corporate Bonds	8%	8%
Exchange-Traded Funds	6%	—
Commercial Mortgage-Backed Securities	1%	3%
Collateralized Mortgage Obligations	—	6%
Asset Backed	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Senior Bank Loans)	10/31/09	10/31/08

Financials	17%	17%
Information Technology	15%	12%
Health Care	13%	15%
Energy	11%	12%
Industrials	10%	9%
Consumer Discretionary	10%	8%
Consumer Staples	9%	11%
Materials	6%	5%
Telecommunication Services	5%	5%
Utilities	4%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (5.9% of Net Assets)
1. Microsoft Corp. Developer of computer software	0.8%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	0.7%
3. AT&T, Inc. Provider of communications services	0.7%
4. ExxonMobil Corp. Explorer and producer of oil and gas	0.6%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.6%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	0.5%
7. McKesson Corp. Provider of health care services	0.5%
8. Cisco Systems, Inc. Developer of computer network products	0.5%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.5%
10. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 55.2%
Consumer Discretionary 5.7%
Auto Components 0.2%
Bridgestone Corp.	1,000	16,393
China Automotive Systems, Inc.*	14,600	151,256
Compagnie Generale des Etablissements Michelin "B"	332	24,602
Denso Corp.	700	19,121
Magna International, Inc. "A"	1,200	47,366
Minth Group Ltd.	546,700	563,135
Modine Manufacturing Co.	25,100	258,530
S&T Dynamics Co., Ltd.	22,300	277,210
Standard Motor Products, Inc.	41,900	350,284
Stanley Electric Co., Ltd.	600	11,680
Tenneco, Inc.*	6,500	88,530
Tianneng Power International Ltd.	526,000	277,302
TRW Automotive Holdings Corp.*	1,800	28,170
		2,113,579
Automobiles 0.2%
Bayerische Motoren Werke (BMW) AG	857	41,874
Daimler AG (Registered)	23,105	1,124,691
Fiat SpA*	9,766	145,032
Ford Motor Co.*	72,700	508,900
Honda Motor Co., Ltd.	2,400	74,265
Mazda Motor Corp.*	3,000	6,696
Mitsubishi Motors Corp.*	8,000	11,717
Nissan Motor Co., Ltd.*	3,000	21,333
PSA Peugeot Citroen*	354	11,529
Suzuki Motor Corp.	600	14,618
Toyota Motor Corp.	26,429	1,045,800
Volkswagen AG	237	38,515
		3,044,970
Distributors 0.2%
Core-Mark Holding Co., Inc.*	1,800	49,266
Genuine Parts Co.	61,498	2,151,815
Jardine Cycle & Carriage Ltd.	4,000	65,437
Li & Fung Ltd.	30,000	125,364
		2,391,882
Diversified Consumer Services 0.3%
Apollo Group, Inc. "A"* (a)	14,800	845,080
Brink's Home Security Holdings, Inc.*	2,800	86,744
Capella Education Co.* (a)	3,200	220,480
Corinthian Colleges, Inc.*	33,800	536,068
H&R Block, Inc.	68,527	1,256,785
Lincoln Educational Services Corp.*	15,300	303,246
Spectrum Group International, Inc.*	6,476	17,064
Steiner Leisure Ltd.*	2,600	96,096
		3,361,563
Hotels Restaurants & Leisure 0.9%
Accor SA	479	23,013
Bob Evans Farms, Inc.	7,200	189,144
bwin Interactive Entertainment AG*	12,973	626,324
Caribou Coffee Co., Inc.*	10,700	87,633
Carnival Corp. (Units)	46,055	1,341,122
Carrols Restaurant Group, Inc.*	7,800	50,622
Compass Group PLC	6,414	40,723
Crown Ltd.	7,270	52,490
Darden Restaurants, Inc.	30,400	921,424
Genting Singapore PLC*	109,000	81,380
Hiday Hidaka Corp.	10,600	130,884
Ladbrokes PLC	2,594	5,171
Lottomatica SpA	972	20,714
Marriott International, Inc. "A" (a)	46,861	1,174,339
McDonald's Corp.	66,800	3,915,148
OPAP SA	11,634	297,254
Paddy Power PLC	16,134	516,107
Papa John's International, Inc.*	7,900	177,750
PartyGaming PLC* (a)	63,361	237,440
REXLot Holdings Ltd.	5,950,000	525,128
Ruby Tuesday, Inc.*	17,400	115,884
Shangri-La Asia Ltd.	18,000	34,363
Shuffle Master, Inc.*	15,900	124,179
Sodexo	268	15,325
TABCORP Holding Ltd.	11,363	72,154
Tatts Group Ltd.	21,853	48,331
The Steak n Shake Co.*	1,700	19,805
Whitbread PLC	725	15,031
		10,858,882
Household Durables 0.4%
Advanced Digital Broadcast Holdings SA (Registered)*	4,295	218,540
American Greetings Corp. "A"	23,700	482,058
D.R. Horton, Inc.	8,000	87,680
Electrolux AB "B"*	2,600	63,146
Garmin Ltd. (a)	48,200	1,458,532
Husqvarna AB "B"*	2,800	17,886
La-Z-Boy, Inc.	28,000	198,800
NVR, Inc.*	600	397,362
Panasonic Corp.	3,000	41,590
Rational AG (a)	2,400	336,239
Ryland Group, Inc.	8,600	159,530
Sharp Corp.	1,000	10,592
Sony Corp.	1,500	44,084
Tempur-Pedic International, Inc.*	26,700	517,179
Tupperware Brands Corp.	11,700	526,734
		4,559,952
Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	9,700	1,152,457
HSN, Inc.*	11,000	164,340
Liberty Media Corp. — Interactive "A"*	53,600	607,824
Priceline.com, Inc.*	4,200	662,718
		2,587,339
Leisure Equipment & Products 0.1%
Nikon Corp.	1,000	18,666
Smith & Wesson Holding Corp.* (a)	87,600	374,052
Sturm, Ruger & Co., Inc. (a)	1,600	16,992
Universal Entertainment Corp.*	21,700	286,857
		696,567
Media 1.1%
Aegis Group PLC	118,376	213,267
British Sky Broadcasting Group PLC	4,143	36,119
Carmike Cinemas, Inc.*	3,500	34,405
Comcast Corp. "A"	172,100	2,495,450
DISH Network Corp. "A"*	30,400	528,960
Fairfax Media Ltd.	24,519	34,759
Gestevision Telecinco SA	1,501	15,511
JC Decaux SA*	19,457	392,992
Journal Communications, Inc. "A"	20,500	72,980
Lagardere SCA	340	15,348
Mediacom Communications Corp. "A"* (a)	41,300	197,414
Mediaset SpA	10,772	70,100
Pearson PLC	3,225	43,894
Publicis Groupe	417	15,865
Reed Elsevier NV	42,639	497,565
Reed Elsevier PLC	3,294	24,977
Scholastic Corp.	18,400	457,608
Scripps Networks Interactive "A"	78,400	2,960,384
SES "A" (FDR)	606	13,134
Shaw Communications, Inc. "B"	2,600	46,255
Singapore Press Holdings Ltd.	46,000	125,181
Television Broadcasts Ltd.	5,000	23,573
Thomson Reuters Corp.	5,000	159,050
Time Warner Cable, Inc.	51,136	2,016,804
Time Warner, Inc.	45,300	1,364,436
Valassis Communications, Inc.*	11,900	216,937
Vertis Holdings, Inc.*	5,114	0
Vivendi	1,276	35,343
Wolters Kluwer NV	17,751	396,068
World Wrestling Entertainment, Inc. "A"	9,000	119,520
WPP PLC	4,008	35,943
Yellow Pages Income Fund (Units)	2,800	13,860
		12,673,702
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	600	30,326
Dillard's, Inc. "A" (a)	34,700	472,614
Kohl's Corp.*	26,390	1,510,036
Macy's, Inc.	39,100	686,987
Marks & Spencer Group PLC	3,639	20,391
Nordstrom, Inc.	17,900	568,862
PPR	179	19,527
		3,308,743
Specialty Retail 1.2%
Advance Auto Parts, Inc.	10,100	376,326
Aeropostale, Inc.*	11,200	420,336
American Eagle Outfitters, Inc.	19,400	339,306
Asbury Automotive Group, Inc.*	17,298	168,483
AutoNation, Inc.* (a)	16,400	282,736
Barnes & Noble, Inc. (a)	95,900	1,592,899
Big 5 Sporting Goods Corp.	22,000	324,500
Esprit Holdings Ltd.	17,900	117,294
Group 1 Automotive, Inc.	17,100	434,682
Hennes & Mauritz AB "B"	11,355	651,499
Home Depot, Inc.	27,200	682,448
Industria de Diseno Textil SA	2,967	174,160
Jumbo SA	18,659	232,498
Kingfisher PLC	6,218	22,747
Kirkland's, Inc.*	36,200	455,396
Limited Brands, Inc.	99,300	1,747,680
Lithia Motors, Inc. "A"* (a)	46,300	386,142
Nitori Co., Ltd.	4,100	334,275
Ross Stores, Inc.	29,900	1,315,899
Stein Mart, Inc.*	11,100	105,450
The Gap, Inc.	116,000	2,475,440
TJX Companies, Inc.	31,900	1,191,465
Urban Outfitters, Inc.*	13,000	407,940
		14,239,601
Textiles, Apparel & Luxury Goods 0.6%
Billabong International Ltd.	772	7,018
Carter's, Inc.*	19,500	460,200
Coach, Inc.	8,000	263,760
Compagnie Financiere Richemont SA "A"	23,238	650,610
Deckers Outdoor Corp.*	5,200	466,284
Gildan Activewear, Inc.*	1,100	19,376
Jones Apparel Group, Inc.	6,700	119,863
Luxottica Group SpA*	1,559	37,840
LVMH Moet Hennessy Louis Vuitton SA	263	27,284
NIKE, Inc. "B" (a)	47,800	2,972,204
Steven Madden Ltd.*	12,000	486,000
Swatch Group AG (Bearer)	332	77,399
VF Corp.	20,036	1,423,357
Yue Yuen Industrial (Holdings) Ltd.	12,500	34,638
		7,045,833
Consumer Staples 5.3%
Beverages 0.8%
Anheuser-Busch InBev NV	4,265	200,438
Asahi Breweries Ltd.	4,900	87,052
C&C Group PLC	140,849	519,271
Carlsberg AS "B"	13,205	923,093
Central European Distribution Corp.*	10,100	314,211
Coca-Cola Amatil Ltd.	2,452	23,258
Coca-Cola Bottling Co. Consolidated	1,900	85,329
Coca-Cola Co.	8,000	426,480
Coca-Cola West Co., Ltd.	1,700	31,603
Diageo PLC	2,978	48,536
Foster's Group Ltd.	9,498	46,273
Heineken Holding NV	719	28,029
Heineken NV	2,701	119,595
Kirin Holdings Co., Ltd.	9,000	147,654
National Beverage Corp.*	2,500	27,375
PepsiCo, Inc. (a)	91,820	5,559,701
Pernod Ricard SA	1,816	151,568
SABMiller PLC	1,148	30,147
Sapporo Holdings Ltd.	5,000	26,271
		8,795,884
Food & Staples Retailing 1.5%
AEON Co., Ltd.	8,200	73,097
Alimentation Couche-Tard, Inc. "B"	1,900	33,345
Carrefour SA	5,544	238,128
Casino Guichard-Perrachon SA	562	44,634
Colruyt SA	158	37,612
CVS Caremark Corp.	66,797	2,357,934
Delhaize Group	718	48,741
FamilyMart Co., Ltd.	1,000	29,777
Koninklijke Ahold NV	15,062	189,676
Kroger Co.	109,724	2,537,916
Loblaw Companies Ltd.	1,100	30,355
Metro AG	4,317	239,852
Metro, Inc. "A"	1,400	43,667
Seven & I Holdings Co., Ltd.	25,756	564,660
Shoppers Drug Mart Corp.	2,200	87,406
SUPERVALU, Inc.	59,700	947,439
Sysco Corp.	124,700	3,298,315
Tesco PLC	7,300	48,715
The Andersons, Inc.	9,800	304,094
Uny Co., Ltd.	5,000	37,015
Village Super Market, Inc. "A"	300	9,000
Wal-Mart Stores, Inc.	113,600	5,643,648
Walgreen Co.	28,700	1,085,721
Wesfarmers Ltd.	3,609	88,921
Wesfarmers Ltd. (PPS)	978	24,498
William Morrison Supermarkets PLC	5,191	23,801
Woolworths Ltd.	4,436	113,463
		18,181,430
Food Products 1.3%
Ajinomoto Co., Inc.	8,000	74,936
Archer-Daniels-Midland Co.	129,400	3,897,528
B&G Foods, Inc. "A"	23,700	185,097
Cadbury PLC	1,419	17,874
Campbell Soup Co.	57,800	1,835,150
DANONE SA	4,520	271,582
Darling International, Inc.*	32,000	222,400
Diamond Foods, Inc.	11,900	358,785
General Mills, Inc.	21,193	1,397,043
Green Mountain Coffee Roasters, Inc.* (a)	5,150	342,733
J & J Snack Foods Corp.	9,600	376,032
Kikkoman Corp.	3,000	34,327
Kraft Foods, Inc. "A"	33,964	934,689
Lancaster Colony Corp.	9,900	480,942
Lindt & Spruengli AG (Registered)	1	25,372
Meiji Holdings Co., Ltd.*	1,000	40,776
Nestle SA (Registered)	42,523	1,976,682
Nippon Meat Packers, Inc.	3,000	35,229
Nisshin Seifun Group, Inc.	3,000	39,794
Nissin Foods Holdings Co., Ltd.	500	17,679
Saputo, Inc.	2,100	50,402
Sara Lee Corp.	70,800	799,332
Suedzucker AG	2,735	56,386
SunOpta, Inc.*	98,000	361,620
Toyo Suisan Kaisha Ltd.	1,000	26,222
Tyson Foods, Inc. "A"	27,400	343,048
Unilever NV (CVA)	18,776	578,261
Unilever PLC	1,147	34,332
Viterra, Inc.*	3,000	28,557
Yakult Honsha Co., Ltd.	700	18,021
Yamazaki Baking Co., Ltd.	2,000	24,700
		14,885,531
Household Products 0.9%
Central Garden & Pet Co. "A"*	22,400	211,904
Church & Dwight Co., Inc.	15,100	858,888
Colgate-Palmolive Co.	26,840	2,110,429
Energizer Holdings, Inc.*	29,300	1,783,491
Henkel AG & Co. KGaA	5,066	198,638
Kao Corp.	6,000	134,769
Kimberly-Clark Corp.	65,800	4,024,328
Procter & Gamble Co.	24,100	1,397,800
Reckitt Benckiser Group PLC	568	28,241
Unicharm Corp.	400	38,323
		10,786,811
Personal Products 0.1%
Beiersdorf AG	3,455	212,496
Chattem, Inc.*	3,700	234,469
China Sky One Medical, Inc.* (a)	6,200	73,594
Estee Lauder Companies, Inc. "A"	1,600	68,000
L'Oreal SA	2,022	206,075
Nu Skin Enterprises, Inc. "A"	21,200	482,512
Prestige Brands Holdings, Inc.*	8,800	59,488
Shiseido Co., Ltd.	4,000	73,275
		1,409,909
Tobacco 0.7%
Altria Group, Inc.	142,816	2,586,398
British American Tobacco PLC	1,926	61,496
Imperial Tobacco Group PLC	1,171	34,509
Japan Tobacco, Inc.	46	128,215
Lorillard, Inc.	22,400	1,740,928
Philip Morris International, Inc.	83,787	3,968,152
		8,519,698
Energy 5.7%
Energy Equipment & Services 1.7%
AMEC PLC	905	11,945
Cal Dive International, Inc.*	56,500	433,920
Cameron International Corp.*	49,700	1,837,409
Dresser-Rand Group, Inc.*	11,200	330,064
ENSCO International, Inc.	39,986	1,830,959
Geokinetics, Inc.*	24,500	393,960
Helix Energy Solutions Group, Inc.*	33,300	457,209
John Wood Group PLC	50,670	265,775
Lamprell PLC	97,358	323,630
Noble Corp.	38,654	1,574,764
Oil States International, Inc.*	13,500	464,940
Patterson-UTI Energy, Inc.	43,100	671,498
Pioneer Drilling Co.*	66,200	442,878
Prosafe Production Public Ltd.*	62,000	138,632
ProSafe SE	39,820	208,440
Rowan Companies, Inc.	93,700	2,178,525
Saipem SpA	25,994	769,886
SBM Offshore NV	29,302	563,111
Schlumberger Ltd.	31,150	1,937,530
Seadrill Ltd.*	3,500	72,997
Shinko Plantech Co., Ltd.	47,000	481,247
Tecnicas Reunidas SA	5,188	273,565
Tenaris SA	2,341	41,701
Transocean Ltd.*	48,397	4,060,992
WorleyParsons Ltd.	832	19,325
		19,784,902
Oil, Gas & Consumable Fuels 4.0%
Alpha Natural Resources, Inc.*	28,500	968,145
Anadarko Petroleum Corp.	51,200	3,119,616
Arrow Energy Ltd.*	4,971	17,993
BG Group PLC	45,662	787,177
BP PLC	12,302	115,857
Canadian Natural Resources Ltd.	21,484	1,389,505
Chevron Corp.	46,303	3,544,032
ConocoPhillips	106,291	5,333,682
Cosmo Oil Co., Ltd.	12,000	31,285
Devon Energy Corp.	32,900	2,128,959
EnCana Corp.	800	44,360
Encore Acquisition Co.*	24,400	904,508
Eni SpA	8,767	217,360
EXCO Resources, Inc.	20,200	315,524
ExxonMobil Corp.	100,206	7,181,764
Forest Oil Corp.*	38,300	750,680
Gazprom (ADR)	37,875	904,358
Gazprom OAO (ADR)	4,938	119,253
Idemitsu Kosan Co., Ltd.	400	29,180
Imperial Oil Ltd.	1,000	37,614
INPEX Corp.	10	81,822
Japan Petroleum Exploration Co., Ltd.	800	39,991
LUKOIL (ADR)	7,929	458,138
Marathon Oil Corp.	102,642	3,281,465
Mariner Energy, Inc.*	79,600	1,014,104
Murphy Oil Corp.	19,800	1,210,572
Neste Oil Oyj	358	6,332
Newfield Exploration Co.*	16,700	685,034
Nexen, Inc.	62,596	1,343,967
Nippon Mining Holdings, Inc.	11,000	48,545
Nippon Oil Corp.	16,000	78,144
Noble Energy, Inc.	28,353	1,860,807
Occidental Petroleum Corp.	17,900	1,358,252
OMV AG	7,340	303,348
Origin Energy Ltd.	6,248	88,728
Paladin Energy Ltd.*	4,138	15,035
PetroChina Co., Ltd. "H"	487,829	588,928
Repsol YPF SA	11,543	307,300
Rosetta Resources, Inc.*	2,300	31,119
Royal Dutch Shell PLC "A"	2,896	85,830
Royal Dutch Shell PLC "B"	2,321	67,234
Santos Ltd.	4,665	61,944
Showa Shell Sekiyu KK	4,800	47,149
StatoilHydro ASA	10,900	258,490
Suncor Energy, Inc.	65,556	2,165,077
Teekay Corp.	8,300	172,225
TonenGeneral Sekiyu KK	4,000	36,456
Total SA	4,278	254,741
Tullow Oil PLC	1,051	20,381
Ultra Petroleum Corp.*	18,900	917,595
VAALCO Energy, Inc.*	24,700	105,222
Venoco, Inc.*	34,400	433,440
Williams Companies, Inc.	57,200	1,078,220
Woodside Petroleum Ltd.	18,240	766,372
World Fuel Services Corp. (a)	10,400	528,840
		47,741,699
Financials 7.5%
Capital Markets 1.5%
Affiliated Managers Group, Inc.*	3,500	222,215
Ameriprise Financial, Inc.	22,080	765,513
Ashmore Group PLC	125,750	557,671
Bank of New York Mellon Corp.	49,600	1,322,336
BGC Partners, Inc. "A"	41,900	202,377
BlackRock, Inc.	7,800	1,688,622
Broadpoint Gleacher Securities, Inc.*	2,200	14,014
Calamos Asset Management, Inc. "A"	12,200	129,320
Charles Schwab Corp.	39,100	677,994
Credit Suisse Group AG (Registered)	19,503	1,041,736
Daiwa Securities Group, Inc.	3,000	15,944
Duff & Phelps Corp. "A"	11,200	192,528
Franklin Resources, Inc.	17,100	1,789,173
GAMCO Investors, Inc. "A"	2,800	118,132
ICAP PLC	27,446	182,765
IGM Financial, Inc.	400	14,251
Jefferies Group, Inc.*	18,400	480,240
KBW, Inc.*	5,200	145,600
Lazard Ltd. "A"	9,400	354,850
Man Group PLC	1,445	7,309
Marfin Investment Group SA*	5,032	19,877
Morgan Stanley	37,324	1,198,847
Nomura Holdings, Inc.	4,000	27,991
Oppenheimer Holdings, Inc. "A"	4,300	109,650
Partners Group Holding AG	3,500	429,367
Piper Jaffray Companies, Inc.*	10,000	463,900
T. Rowe Price Group, Inc. (a)	44,500	2,168,485
The Goldman Sachs Group, Inc.	6,000	1,021,020
UBS AG (Registered)*	67,562	1,131,417
Waddell & Reed Financial, Inc. "A"	11,700	328,302
		16,821,446
Commercial Banks 1.6%
1st Source Corp.	5,900	87,438
Alpha Bank AE*	29,866	570,430
Anglo Irish Bank Corp., Ltd.*	36,330	0
Australia & New Zealand Banking Group Ltd.	1,976	40,192
Banca Carige SpA	3,091	8,710
Banco Bilbao Vizcaya Argentaria SA	3,608	64,626
Banco de Sabadell SA	2,031	13,712
Banco Latinoamericano de Comercio Exterior SA "E"	13,600	191,896
Banco Popular Espanol SA	1,810	16,129
Banco Santander SA	82,547	1,328,729
Bank of Cyprus PCL	2,456	19,235
Bank of East Asia Ltd.	6,600	23,050
Bank of Nova Scotia	1,100	46,001
Barclays PLC*	6,490	33,956
BNP Paribas	15,309	1,151,673
BOC Hong Kong (Holdings) Ltd.	15,500	35,607
Cardinal Financial Corp.	18,200	148,330
Chuo Mitsui Trust Holdings, Inc.	2,000	7,241
Commerce Bancshares, Inc.	13,600	521,696
Commonwealth Bank of Australia	1,183	54,458
Credit Agricole SA	1,185	22,758
CVB Financial Corp.	6,100	48,861
Danske Bank AS*	6,874	158,582
DBS Group Holdings Ltd.	6,000	54,751
Dexia SA*	4,147	34,504
DnB NOR ASA*	20,000	229,453
EFG Eurobank Ergasias*	2,719	42,475
Erste Group Bank AG	3,456	138,868
First Busey Corp.	23,100	89,397
Hang Seng Bank Ltd.	1,500	21,247
HSBC Holdings PLC	100,493	1,112,077
Huntington Bancshares, Inc.	73,300	279,273
Intesa Sanpaolo*	13,254	55,837
KBC Groep NV*	1,249	53,329
KeyCorp	265,896	1,433,179
Lloyds Banking Group PLC	709,975	1,004,401
M&T Bank Corp.	11,161	701,469
Marshall & Ilsley Corp.	135,600	721,392
Mitsubishi UFJ Financial Group, Inc.	16,900	90,216
Mizuho Financial Group, Inc.	18,000	35,784
Mizuho Trust & Banking Co., Ltd.*	10,000	9,382
National Australia Bank Ltd.	1,465	38,480
National Bank of Canada	400	20,846
National Bank of Greece SA*	17,449	633,649
Nordea Bank AB	9,870	107,989
Oversea-Chinese Banking Corp., Ltd.	9,000	48,334
Piraeus Bank SA	1,250	21,362
PNC Financial Services Group, Inc.	14,500	709,630
Raiffeisen International Bank-Holding AG	1,173	68,809
Regions Financial Corp.	211,255	1,022,474
Resona Holdings, Inc.	900	10,733
Royal Bank of Canada	900	45,580
S&T Bancorp., Inc.	3,700	58,275
Santander BanCorp.*	16,700	192,050
Shinsei Bank Ltd.*	9,000	11,607
Signature Bank*	3,700	116,772
Skandinaviska Enskilda Banken AB "A"*	5,129	31,952
Societe Generale	645	42,841
Southside Bancshares, Inc.	15,500	322,245
Southwest Bancorp., Inc.	3,900	38,376
Standard Chartered PLC	1,246	30,597
Sumitomo Mitsui Financial Group, Inc.	1,300	44,654
Sumitomo Trust & Banking Co., Ltd.	3,000	15,484
SunTrust Banks, Inc.	60,583	1,157,741
Svenska Handelsbanken AB "A"	1,666	43,791
The Bancorp., Inc.*	9,200	46,920
The Bank of Yokohama Ltd.	2,000	9,707
The Shizuoka Bank Ltd.	3,000	29,782
Tompkins Financial Corp.	5,400	234,198
Toronto-Dominion Bank	900	51,303
UniCredit SpA*	299,836	1,003,013
United Community Banks, Inc.	7,500	30,450
United Overseas Bank Ltd.	2,000	23,902
Webster Financial Corp.	7,800	88,218
Wells Fargo & Co.	49,300	1,356,736
WesBanco, Inc.	2,400	33,960
Westpac Banking Corp.	2,232	51,977
Wing Hang Bank Ltd.	61,000	592,509
Yadkin Valley Financial Corp.	4,900	18,032
		19,105,322
Consumer Finance 0.4%
Advance America Cash Advance Centers, Inc.	28,600	141,284
AmeriCredit Corp.* (a)	4,100	72,365
Capital One Financial Corp.	100,600	3,681,960
Credit Saison Co., Ltd.	600	6,745
Discover Financial Services	50,600	715,484
First Cash Financial Services, Inc.*	2,900	49,822
Nelnet, Inc. "A"*	6,600	92,598
ORIX Corp.	210	13,688
		4,773,946
Diversified Financial Services 1.3%
Bank of America Corp.	312,908	4,562,199
Citigroup, Inc.	552,700	2,260,543
Deutsche Boerse AG	429	34,792
Encore Capital Group, Inc.*	5,000	74,850
Financiere Marc de Lacharriere SA	5,970	311,119
Groupe Bruxelles Lambert SA	647	57,069
Hellenic Exchanges SA	21,200	299,308
Hong Kong Exchanges & Clearing Ltd.	2,700	47,397
ING Groep NV (CVA)*	54,500	704,643
IntercontinentalExchange, Inc.*	8,600	861,634
Investor AB "B"	662	11,849
JPMorgan Chase & Co.	117,130	4,892,520
Mitsubishi UFJ Lease & Finance Co., Ltd.	310	9,288
MSCI, Inc. "A"*	8,842	268,797
PHH Corp.* (a)	4,500	72,720
Pohjola Bank PLC "A"	3,799	42,180
Singapore Exchange Ltd.	5,000	28,361
The NASDAQ OMX Group, Inc.*	58,865	1,063,102
		15,602,371
Insurance 1.7%
Aegon NV*	8,236	58,679
Allianz SE (Registered)	5,874	673,204
Allied World Assurance Co. Holdings Ltd.	5,700	255,132
Allstate Corp.	110,973	3,281,472
AMP Ltd.	3,058	15,973
Aon Corp.	8,500	327,335
Argo Group International Holdings Ltd.*	7,300	247,908
Assicurazioni Generali SpA	1,739	43,788
Assurant, Inc.	59,634	1,784,846
Aviva PLC	1,867	11,690
AXA Asia Pacific Holdings Ltd.	1,676	6,241
AXA SA	27,310	678,686
China Life Insurance Co., Ltd. "H"	218,702	1,008,064
Chubb Corp.	12,500	606,500
Conseco, Inc.*	91,900	478,799
Crawford & Co. "B"*	1,300	6,474
EMC Insurance Group, Inc.	600	12,348
Endurance Specialty Holdings Ltd. (a)	25,900	932,141
Fidelity National Financial, Inc. "A"	57,634	782,093
First American Corp.	18,442	560,452
Flagstone Reinsurance Holdings Ltd.	5,700	62,415
Fortis*	247,977	1,072,051
FPIC Insurance Group, Inc.*	900	30,447
Great-West Lifeco, Inc.	500	10,951
Hannover Rueckversicherung AG (Registered)*	234	10,502
Harleysville Group, Inc.	1,000	31,330
Hartford Financial Services Group, Inc.	27,037	662,947
HCC Insurance Holdings, Inc.	19,765	521,598
Horace Mann Educators Corp.	2,000	24,860
Infinity Property & Casualty Corp.	1,100	42,537
Insurance Australia Group Ltd.	3,370	11,265
Kansas City Life Insurance Co.	1,600	42,944
Legal & General Group PLC	6,916	8,884
Lincoln National Corp.	26,630	634,593
Loews Corp.	16,600	549,460
Manulife Financial Corp.	1,500	28,141
MetLife, Inc.	43,946	1,495,482
Mitsui Sumitomo Insurance Group Holdings, Inc.	600	14,205
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	213	33,783
NIPPONKOA Insurance Co., Ltd.	1,000	5,434
NYMAGIC, Inc.	1,900	27,151
PartnerRe Ltd.	15,228	1,164,637
Phoenix Companies, Inc.*	44,100	140,238
Platinum Underwriters Holdings Ltd.	1,800	64,386
Power Corp. of Canada	600	14,140
Power Financial Corp.	400	10,066
ProAssurance Corp.*	10,400	522,912
Prudential PLC	1,794	16,278
QBE Insurance Group Ltd.	1,226	24,676
Sampo Oyj "A"	8,131	194,636
SCOR SE	488	12,433
Sompo Japan Insurance, Inc.	2,000	11,934
Suncorp-Metway Ltd.	1,450	11,282
Swiss Life Holding AG (Registered)*	62	7,416
Swiss Reinsurance Co., Ltd. (Registered)	602	24,528
T&D Holdings, Inc.	300	7,695
Tokio Marine Holdings, Inc.	1,100	28,304
Topdanmark AS*	246	35,492
Trygvesta AS	406	29,259
Vienna Insurance Group	916	51,576
Zurich Financial Services AG	183	41,894
		19,506,587
Real Estate Investment Trusts 0.6%
AMB Property Corp. (REIT)	4,300	94,514
American Campus Communities, Inc. (REIT)	4,700	126,994
Annaly Capital Management, Inc. (REIT)	28,100	475,171
Apartment Investment & Management Co. "A" (REIT)	7,779	96,071
AvalonBay Communities, Inc. (REIT) (a)	4,216	289,976
BioMed Realty Trust, Inc. (REIT)	17,700	240,189
Boston Properties, Inc. (REIT)	4,800	291,696
Cogdell Spencer, Inc. (REIT)	13,900	64,496
Colonial Properties Trust (REIT)	7,400	77,922
Cousins Properties, Inc. (REIT)	7,709	56,430
Developers Diversified Realty Corp. (REIT) (a)	20,500	176,095
Digital Realty Trust, Inc. (REIT)	4,100	185,033
EastGroup Properties, Inc. (REIT)	3,400	125,154
Entertainment Properties Trust (REIT)	5,700	193,914
Equity Residential (REIT)	8,400	242,592
First Industrial Realty Trust, Inc. (REIT)	26,560	115,536
Glimcher Realty Trust (REIT)	11,800	31,860
Hatteras Financial Corp. (REIT)	3,900	109,590
HCP, Inc. (REIT)	8,400	248,556
Healthcare Realty Trust, Inc. (REIT)	8,600	179,138
Home Properties, Inc. (REIT)	5,600	219,408
Hospitality Properties Trust (REIT)	7,100	137,101
Host Hotels & Resorts, Inc. (REIT)	19,600	198,156
Investors Real Estate Trust (REIT)	5,100	42,687
iStar Financial, Inc. (REIT)* (a)	7,300	15,257
Kilroy Realty Corp. (REIT)	7,900	218,198
Kimco Realty Corp. (REIT)	11,400	144,096
LaSalle Hotel Properties (REIT)	11,100	190,476
Lexington Realty Trust (REIT)	10,899	45,667
Link (REIT)	8,000	18,269
Mid-America Apartment Communities, Inc. (REIT)	3,600	157,752
National Retail Properties, Inc. (REIT)	11,400	220,932
Parkway Properties, Inc. (REIT)	5,600	98,840
Pennsylvania Real Estate Investment Trust (REIT)	20,200	148,066
Potlatch Corp. (REIT)	3,000	83,730
ProLogis (REIT)	9,900	112,167
Public Storage (REIT)	5,100	375,360
Rayonier, Inc. (REIT) (a)	8,400	324,072
Realty Income Corp. (REIT) (a)	1,900	44,042
Redwood Trust, Inc. (REIT)	12,900	179,826
Sunstone Hotel Investors, Inc. (REIT)	99	747
Unibail-Rodamco (REIT)	195	43,178
Vornado Realty Trust (REIT)	8,834	526,153
Washington Real Estate Investment Trust (REIT)	8,900	237,630
Wereldhave NV (REIT)	152	14,840
Westfield Group (REIT) (Units)	2,826	30,251
		7,247,828
Real Estate Management & Development 0.2%
AEON Mall Co., Ltd.	14,000	296,300
Brookfield Asset Management, Inc. "A"	1,000	21,108
CapitaLand Ltd.	9,000	26,002
Cheung Kong (Holdings) Ltd.	2,000	25,465
Hang Lung Properties Ltd.	7,000	26,339
Henderson Land Development Co., Ltd.	4,000	28,227
IMMOEAST AG* (a)	217,516	1,151,491
Lend Lease Corp., Ltd.	911	7,494
Midland Holdings Ltd.	496,000	423,241
Mitsubishi Estate Co., Ltd.	2,000	30,367
Mitsui Fudosan Co., Ltd.	2,000	32,110
Sumitomo Realty & Development Co., Ltd.	17,000	319,442
Sun Hung Kai Properties Ltd.	3,000	45,346
Swire Pacific Ltd. "A"	3,000	36,454
The St. Joe Co.* (a)	2,700	64,638
Wharf Holdings Ltd.	5,000	26,976
		2,561,000
Thrifts & Mortgage Finance 0.2%
Brookline Bancorp., Inc.	26,800	262,372
First Defiance Financial Corp.	5,600	80,752
NASB Financial, Inc.	1,100	27,060
New York Community Bancorp., Inc.	46,356	500,181
NewAlliance Bancshares, Inc.	45,600	505,248
Ocwen Financial Corp.*	43,800	478,734
Provident Financial Services, Inc.	37,800	406,350
Westfield Financial, Inc.	3,400	27,370
		2,288,067
Health Care 7.7%
Biotechnology 1.3%
Actelion Ltd. (Registered)*	692	38,144
Amgen, Inc.*	55,000	2,955,150
BioMarin Pharmaceutical, Inc.*	9,000	140,040
Celgene Corp.*	71,600	3,655,180
CSL Ltd.	6,737	189,393
Gilead Sciences, Inc.*	132,720	5,647,236
Grifols SA	50,610	817,935
Immunomedics, Inc.*	65,800	234,248
Intercell AG* (a)	25,460	983,718
Maxygen, Inc.*	11,300	63,054
Medivation, Inc.* (a)	4,600	117,392
Metabolix, Inc.*	11,500	116,610
Myriad Genetics, Inc.*	15,500	376,340
		15,334,440
Health Care Equipment & Supplies 0.8%
Align Technology, Inc.*	31,200	490,464
Baxter International, Inc.	25,868	1,398,424
Becton, Dickinson & Co.	20,716	1,416,146
bioMerieux	251	27,876
Cochlear Ltd.	838	48,024
Coloplast AS "B"	863	70,361
Edwards Lifesciences Corp.*	23,400	1,800,396
Essilor International SA	2,535	142,102
ev3, Inc.*	19,800	233,244
Hill-Rom Holdings, Inc.	29,500	577,905
Invacare Corp.	900	20,187
Nobel Biocare Holding AG (Registered)	16,108	457,001
NxStage Medical, Inc.*	34,700	193,626
Olympus Corp.	2,000	62,266
Quidel Corp.*	24,100	344,630
Smith & Nephew PLC	7,106	62,869
Somanetics Corp.*	22,500	336,375
Sonova Holding AG (Registered)	186	19,139
St. Jude Medical, Inc.*	40,300	1,373,424
Synthes, Inc.	309	36,669
Terumo Corp.	1,900	99,288
Thoratec Corp.*	22,700	596,102
William Demant Holding AS*	1,004	71,411
		9,877,929
Health Care Providers & Services 2.3%
Alfresa Holdings Corp.	600	26,119
American Dental Partners, Inc.*	3,100	36,859
AMERIGROUP Corp.*	17,900	394,695
AmerisourceBergen Corp.	92,500	2,048,875
AMN Healthcare Services, Inc.*	4,500	37,440
BioScrip, Inc.*	32,400	244,296
Catalyst Health Solutions, Inc.*	1,600	50,192
Centene Corp.*	26,700	476,061
CorVel Corp.*	2,900	82,650
Coventry Health Care, Inc.* (a)	185,300	3,674,499
Diagnosticos da America*	14,800	366,303
Emergency Medical Services Corp. "A"*	9,800	470,596
Express Scripts, Inc.*	30,600	2,445,552
Fresenius Medical Care AG & Co. KGaA	41,086	1,992,901
Humana, Inc.*	5,300	199,174
Laboratory Corp. of America Holdings*	17,300	1,191,797
Magellan Health Services, Inc.*	13,300	427,329
McKesson Corp.	100,335	5,892,675
Medco Health Solutions, Inc.*	72,743	4,082,337
Medipal Holdings Corp.	1,400	19,727
Owens & Minor, Inc.	9,700	396,633
Providence Service Corp.*	18,000	224,280
RehabCare Group, Inc.*	24,200	453,750
Sonic Healthcare Ltd.	4,249	52,611
Suzuken Co., Ltd.	600	21,468
Triple-S Management Corp. "B"*	16,300	272,210
UnitedHealth Group, Inc.	57,000	1,479,150
Universal American Financial Corp.*	41,100	411,000
		27,471,179
Health Care Technology 0.0%
So-net M3, Inc.	85	291,718
Life Sciences Tools & Services 0.3%
Accelrys, Inc.*	20,400	110,772
Albany Molecular Research, Inc.*	15,900	129,426
Cambrex Corp.*	32,300	193,800
ICON PLC (ADR)*	24,100	595,270
Life Technologies Corp.*	10,400	490,568
Lonza Group AG (Registered)*	286	22,283
QIAGEN NV*	24,800	514,363
Thermo Fisher Scientific, Inc.*	32,045	1,442,025
		3,498,507
Pharmaceuticals 3.0%
Abbott Laboratories	74,600	3,772,522
Astellas Pharma, Inc.	4,600	168,411
AstraZeneca PLC	8,905	400,256
Bayer AG	12,232	847,249
Bristol-Myers Squibb Co.	56,692	1,235,885
Caraco Pharmaceutical Laboratories Ltd.*	27,400	100,832
Chugai Pharmaceutical Co., Ltd.	2,000	39,372
Daiichi Sankyo Co., Ltd.	6,400	126,651
Dainippon Sumitomo Pharma Co., Ltd.	2,800	28,890
Eisai Co., Ltd.	2,600	92,134
Eli Lilly & Co.	126,700	4,309,067
Endo Pharmaceuticals Holdings, Inc.*	7,200	161,280
Flamel Technologies SA (ADR)* (a)	54,400	489,600
Forest Laboratories, Inc.*	25,300	700,051
GlaxoSmithKline PLC	31,372	644,272
H. Lundbeck AS	2,343	45,276
Hi-Tech Pharmacal Co., Inc.*	22,600	412,224
Hisamitsu Pharmaceutical Co., Inc.	600	20,554
Impax Laboratories, Inc.*	53,600	475,968
Ipsen SA	486	24,754
Johnson & Johnson (a)	72,566	4,285,022
Kyowa Hakko Kirin Co., Ltd.	2,000	23,191
Lannett Co., Inc.*	2,900	19,488
Medicis Pharmaceutical Corp. "A"	24,100	510,197
Merck & Co., Inc.	78,941	2,441,645
Merck KGaA	82	7,703
MiddleBrook Pharmaceuticals, Inc.*	161,400	158,172
Mitsubishi Tanabe Pharma Corp.	2,000	25,704
Mylan, Inc.* (a)	11,200	181,888
Novartis AG (Registered)	23,362	1,218,637
Novo Nordisk AS "B"	15,717	977,430
Ono Pharmaceutical Co., Ltd.	900	43,137
Par Pharmaceutical Companies, Inc.*	22,000	461,340
Pfizer, Inc.	353,489	6,019,918
Questcor Pharmaceuticals, Inc.*	17,700	80,358
Roche Holding AG (Genusschein)	3,262	522,644
Sanofi-Aventis	13,243	967,968
Santen Pharmaceutical Co., Ltd.	1,100	37,981
Shionogi & Co., Ltd.	3,000	64,755
Shire PLC	3,953	69,918
Taisho Pharmaceutical Co., Ltd.	1,000	18,226
Takeda Pharmaceutical Co., Ltd.	6,900	277,474
Teva Pharmaceutical Industries Ltd. (ADR)	45,816	2,312,792
Tsumura & Co.	900	30,928
		34,851,764
Industrials 6.1%
Aerospace & Defense 1.9%
American Science & Engineering, Inc.	1,800	119,016
Applied Signal Technology, Inc.	2,600	53,274
BAE Systems PLC	12,694	65,324
BE Aerospace, Inc.*	18,200	322,686
Bombardier, Inc. "B"	4,700	19,068
CAE, Inc.	50,800	395,771
Cubic Corp.	13,500	468,585
DynCorp International, Inc. "A"*	25,700	436,900
Finmeccanica SpA	5,719	96,001
GenCorp, Inc.*	63,200	470,208
General Dynamics Corp.	13,900	871,530
Honeywell International, Inc.	57,592	2,066,977
ITT Corp.	23,600	1,196,520
Lockheed Martin Corp.	42,600	2,930,454
Northrop Grumman Corp.	77,900	3,905,127
Raytheon Co.	50,100	2,268,528
Rockwell Collins, Inc. (a)	41,600	2,095,808
Rolls-Royce Group PLC*	6,433	47,505
Rolls-Royce Group PLC "C"*	385,980	633
Singapore Technologies Engineering Ltd.	12,000	24,212
United Technologies Corp.	75,278	4,625,833
		22,479,960
Air Freight & Logistics 0.1%
Air Transport Services Group, Inc.*	28,800	74,592
Atlas Air Worldwide Holdings, Inc.*	4,700	123,563
Deutsche Post AG (Registered)	1,211	20,442
FedEx Corp.	4,500	327,105
TNT NV	2,538	67,243
Toll Holdings Ltd.	4,606	34,786
United Parcel Service, Inc. "B"	18,800	1,009,184
Yamato Holdings Co., Ltd.	2,000	29,742
		1,686,657
Airlines 0.2%
Air France-KLM*	357	5,473
Alaska Air Group, Inc.*	18,900	486,108
Cathay Pacific Airways Ltd.*	19,000	30,575
Deutsche Lufthansa AG (Registered)	905	13,937
Hawaiian Holdings, Inc.*	49,500	350,955
Korean Air Lines Co., Ltd.*	9,000	343,729
Ryanair Holdings PLC (ADR)*	12,300	335,421
Singapore Airlines Ltd.	3,000	28,748
SkyWest, Inc.	30,000	419,100
		2,014,046
Building Products 0.1%
Asahi Glass Co., Ltd.	2,000	16,659
Assa Abloy AB "B"	1,200	21,355
Compagnie de Saint-Gobain	10,153	494,302
Daikin Industries Ltd.	400	13,632
Geberit AG (Registered)*	186	30,804
Quanex Building Products Corp.	30,100	447,587
Universal Forest Products, Inc.	2,800	99,904
Wienerberger AG*	24,600	443,293
		1,567,536
Commercial Services & Supplies 0.6%
Acco Brands Corp.*	13,700	83,022
Babcock International Group PLC	55,524	550,872
Brambles Ltd.	9,183	57,472
Consolidated Graphics, Inc.*	7,500	150,450
Dai Nippon Printing Co., Ltd.	1,000	12,444
Daiseki Co., Ltd. (a)	15,900	314,479
Ennis, Inc.	6,400	96,960
G4S PLC	8,103	33,588
R.R. Donnelley & Sons Co.	143,400	2,879,472
Ritchie Bros. Auctioneers, Inc.	900	19,821
Rollins, Inc.	4,500	81,360
Schawk, Inc.	12,200	119,804
Secom Co., Ltd.	300	14,030
Serco Group PLC	61,539	509,784
Standard Register Co. (a)	27,200	129,744
Stericycle, Inc.* (a)	33,100	1,733,447
Sykes Enterprises, Inc.*	1,100	26,114
Toppan Printing Co., Ltd.	1,000	8,892
World Color Press, Inc.*	758	7,163
		6,828,918
Construction & Engineering 0.2%
ACS, Actividades de Construccion y Servicios SA	1,263	60,687
Aecom Technology Corp.*	15,900	401,316
Chicago Bridge & Iron Co. NV (NY Registered Shares)	18,200	342,342
Dycom Industries, Inc.*	27,200	268,736
EMCOR Group, Inc.*	10,400	245,648
Great Lakes Dredge & Dock Co.	8,900	54,557
Grupo Ferrovial SA	964	39,888
JGC Corp.	1,000	19,205
Koninklijke Boskalis Westminster NV	888	31,123
Leighton Holdings Ltd.	851	26,849
Pike Electric Corp.*	6,200	77,810
Shaw Group, Inc.*	42,600	1,093,116
Skanska AB "B"	1,600	23,905
SNC-Lavalin Group, Inc.	800	32,346
URS Corp.*	6,400	248,704
Vinci SA	534	27,871
		2,994,103
Electrical Equipment 0.8%
ABB Ltd. (Registered)*	41,844	779,515
Alstom SA	7,193	498,008
AMETEK, Inc.	78,100	2,724,909
Emerson Electric Co.	64,060	2,418,265
Gamesa Corp. Tecnologica SA	2,181	39,939
Mitsubishi Electric Corp.*	3,000	22,626
Powell Industries, Inc.*	500	18,390
Prysmian SpA	1,806	31,717
Regal-Beloit Corp.	11,400	534,432
Renewable Energy Corp. AS*	8,000	47,712
Roper Industries, Inc.	33,900	1,713,645
Schneider Electric SA	412	42,794
SGL Carbon SE*	10,100	388,394
Sumitomo Electric Industries Ltd.	1,500	18,036
Vestas Wind Systems AS*	1,946	137,049
		9,415,431
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	51,300	1,592,352
Fraser & Neave Ltd.	3,000	8,143
General Electric Co.	140,500	2,003,530
Hutchison Whampoa Ltd.	22,000	154,017
Keppel Corp., Ltd.	12,000	68,859
Koninklijke (Royal) Philips Electronics NV	6,666	167,575
NWS Holdings Ltd.	12,000	22,716
Orkla ASA	16,200	149,810
SembCorp Industries Ltd.	7,000	16,356
Siemens AG (Registered)	1,345	121,197
Tredegar Corp.	12,400	169,012
		4,473,567
Machinery 0.7%
AB SKF "B"	1,800	28,999
American Railcar Industries, Inc.	1,600	16,000
Ampco-Pittsburgh Corp.	4,900	131,810
Atlas Copco AB "A"	1,993	27,235
Atlas Copco AB "B"	1,894	23,007
Austal Ltd.	159,078	344,329
Dover Corp.	46,454	1,750,387
FANUC Ltd.	7,211	605,691
Gardner Denver, Inc.*	7,400	265,734
Hitachi Construction Machinery Co., Ltd.	600	13,920
John Bean Technologies Corp.	2,400	39,408
Joy Global, Inc.	12,200	615,002
Komatsu Ltd.	56,207	1,092,249
Kone Oyj "B"	3,354	125,191
Kubota Corp.	2,000	15,516
Metso Corp.	2,681	74,794
Mitsubishi Heavy Industries Ltd.	5,000	17,583
NACCO Industries, Inc. "A"	1,100	65,560
Parker Hannifin Corp.	24,800	1,313,408
Sandvik AB	2,914	32,847
Scania AB "B"	2,119	27,595
Schindler Holding AG	266	18,154
SMC Corp.	400	45,965
Tennant Co.	10,700	285,262
Timken Co.	28,300	623,449
Vallourec SA	105	16,603
Volvo AB "B"	2,241	21,564
Wartsila Corp.	2,227	80,492
Watts Water Technologies, Inc. "A"	16,400	463,300
Zardoya Otis SA	2,082	41,827
		8,222,881
Marine 0.1%
A P Moller-Maersk AS "A"	4	26,462
A P Moller-Maersk AS "B"	88	597,765
International Shipholding Corp.	9,000	298,350
Kuehne & Nagel International AG (Registered)	248	22,447
Mitsui O.S.K Lines Ltd.	2,000	11,598
Nippon Yusen Kabushiki Kaisha	2,000	7,463
		964,085
Professional Services 0.2%
Adecco SA (Registered)	573	25,617
Capita Group PLC	1,502	18,794
COMSYS IT Partners, Inc.*	12,600	86,310
Diamond Management & Technology Consultants, Inc.	5,100	30,192
Experian PLC	2,421	22,180
FTI Consulting, Inc.* (a)	14,000	571,340
Michael Page International PLC	97,556	513,685
Randstad Holdings NV*	992	37,725
SGS SA (Registered)	21	28,079
TrueBlue, Inc.*	1,200	14,520
Watson Wyatt Worldwide, Inc. "A"	12,900	562,182
		1,910,624
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	14,100	1,062,012
Canadian National Railway Co.	2,300	111,169
Canadian Pacific Railway Ltd.	800	34,675
Central Japan Railway Co.	2	13,353
ComfortDelGro Corp., Ltd.	25,000	27,086
Con-way, Inc.	29,400	969,906
Dollar Thrifty Automotive Group, Inc.*	11,400	211,014
DSV AS*	1,933	29,937
East Japan Railway Co.	500	32,046
Kintetsu Corp.	5,000	17,702
MTR Corp., Ltd.	20,000	68,996
Norfolk Southern Corp.	57,091	2,661,582
Northgate PLC	62,923	224,536
Odakyu Electric Railway Co., Ltd.	3,000	24,507
Ryder System, Inc.	16,400	665,020
Tokyu Corp.	3,000	13,108
		6,166,649
Trading Companies & Distributors 0.2%
Finning International, Inc.	1,800	26,550
Itochu Corp.	2,000	12,495
Marubeni Corp.	3,000	14,959
Mitsubishi Corp.	35,244	752,914
Mitsui & Co., Ltd.	54,745	706,551
MSC Industrial Direct Co., Inc. "A"	4,200	180,810
PT AKR Corporindo Tbk	2,609,000	306,404
Sumitomo Corp.	1,600	15,579
Wolseley PLC*	995	20,116
		2,036,378
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	3,075	65,381
Atlantia SpA	3,720	88,034
Koninklijke Vopak NV	6,005	404,840
Macquarie Infrastructure Group (Units)	27,584	35,475
Singapore Airport Terminal Services Ltd.	2,190	3,810
Transurban Group (Units)	10,749	43,634
		641,174
Information Technology 9.3%
Communications Equipment 1.5%
3Com Corp.*	105,800	543,812
Alcatel-Lucent*	15,034	56,233
Aruba Networks, Inc.*	20,500	160,310
Brocade Communications Systems, Inc.*	149,789	1,285,190
Cisco Systems, Inc.*	255,630	5,841,145
EMS Technologies, Inc.*	11,500	200,445
Harris Corp.	59,100	2,465,652
Loral Space & Communications, Inc.*	4,500	118,890
NETGEAR, Inc.*	25,400	463,042
Nokia Oyj	9,675	122,084
Oplink Communications, Inc.*	9,800	145,334
Plantronics, Inc.	21,400	515,954
QUALCOMM, Inc.	96,170	3,982,400
Research In Motion Ltd.*	22,300	1,310,531
Symmetricom, Inc.*	3,600	17,244
Telefonaktiebolaget LM Ericsson "B"	64,297	685,509
		17,913,775
Computers & Peripherals 2.1%
Apple, Inc.*	44,380	8,365,630
Compal Electronics, Inc.	336,755	422,281
Compellent Technologies, Inc.*	24,600	451,164
Cray, Inc.*	4,900	36,554
Diebold, Inc.	11,100	335,664
EMC Corp.*	134,490	2,215,050
Fujitsu Ltd.	4,000	23,258
Hewlett-Packard Co.	59,500	2,823,870
Imation Corp.	3,600	31,752
International Business Machines Corp.	56,640	6,831,350
Lexmark International, Inc. "A"*	10,200	260,100
NCR Corp.*	107,300	1,089,095
NEC Corp.*	9,000	25,285
Toshiba Corp.*	7,000	39,538
Western Digital Corp.*	53,500	1,801,880
		24,752,471
Electronic Equipment, Instruments & Components 1.2%
Agilysys, Inc.	3,000	14,130
Arrow Electronics, Inc.*	108,200	2,741,788
Avnet, Inc.*	113,600	2,815,008
Benchmark Electronics, Inc.*	29,000	487,200
Brightpoint, Inc.*	60,000	442,200
Dai-ichi Seiko Co., Ltd.	7,300	352,800
Fujifilm Holdings Corp.	1,000	28,738
Hirose Electric Co., Ltd.	100	10,363
Hitachi Ltd.*	7,000	22,576
Hoya Corp.	800	17,521
IBIDEN Co., Ltd.	600	21,326
Ingram Micro, Inc. "A"*	47,100	831,315
Insight Enterprises, Inc.*	3,100	32,612
Inspur International Ltd.	2,600,000	365,381
Itron, Inc.*	10,100	606,404
Jabil Circuit, Inc.	130,200	1,742,076
Keyence Corp.	100	19,841
Kingboard Chemical Holdings Ltd.	143,000	577,620
Kyocera Corp.	300	25,107
Mercury Computer Systems, Inc.*	5,164	55,255
Multi-Fineline Electronix, Inc.*	16,900	460,525
Murata Manufacturing Co., Ltd.	400	19,714
Nidec Corp.	7,300	622,661
OMRON Corp.	2,400	40,641
OSI Systems, Inc.*	4,200	82,446
Park Electrochemical Corp.	400	8,992
RadiSys Corp.*	13,100	111,481
Rotork PLC	13,680	254,562
ScanSource, Inc.*	19,000	482,410
SYNNEX Corp.*	15,900	409,107
TDK Corp.	300	17,064
Venture Corp., Ltd.	74,000	473,559
Vishay Intertechnology, Inc.*	40,400	251,692
		14,444,115
Internet Software & Services 0.6%
Google, Inc. "A"*	10,390	5,570,287
InfoSpace, Inc.*	2,900	24,853
Internet Initiative Japan, Inc.	146	326,748
LivePerson, Inc.*	33,500	168,505
LogMeIn, Inc.*	6,700	134,670
Meetic*	7,856	230,809
NIC, Inc.	35,700	312,732
OpenTable, Inc.*	3,700	91,242
United Internet AG (Registered)*	42,500	554,004
Web.com Group, Inc.*	13,300	93,632
Yahoo! Japan Corp.	28	8,561
		7,516,043
IT Services 1.0%
Accenture PLC "A"	32,140	1,191,751
Acxiom Corp.*	10,900	125,132
Atos Origin SA*	562	26,307
Automatic Data Processing, Inc.	32,229	1,282,714
Cap Gemini SA	915	42,476
CGI Group, Inc. "A"*	2,000	24,435
CIBER, Inc.*	45,700	147,154
Cognizant Technology Solutions Corp. "A"*	13,600	525,640
Computer Sciences Corp.*	16,000	811,360
Convergys Corp.*	52,400	568,540
Euronet Worldwide, Inc.*	7,500	177,375
Global Payments, Inc.	37,300	1,836,279
iGATE Corp.	33,600	296,688
Indra Sistemas SA	1,676	39,417
ManTech International Corp. "A"*	4,300	188,598
NeuStar, Inc. "A"*	1,800	41,580
NTT Data Corp.	3	8,600
RightNow Technologies, Inc.*	2,600	39,676
SAIC, Inc.*	134,500	2,381,995
TeleTech Holdings, Inc.*	14,700	262,983
Telvent GIT SA	9,200	264,500
Unisys Corp.*	17,400	507,036
Wright Express Corp.*	18,100	505,171
		11,295,407
Office Electronics 0.1%
Canon, Inc.	22,410	840,954
Konica Minolta Holdings, Inc.	1,000	9,328
Neopost SA	285	24,962
Ricoh Co., Ltd.	4,000	55,198
		930,442
Semiconductors & Semiconductor Equipment 1.1%
ARM Holdings PLC	217,049	528,772
ASML Holding NV	6,282	169,123
Broadcom Corp. "A"*	97,780	2,601,926
Diodes, Inc.*	11,900	194,922
Entropic Communications, Inc.*	6,600	17,358
Intel Corp.	219,900	4,202,289
Lam Research Corp.*	7,100	239,412
OmniVision Technologies, Inc.*	29,700	364,122
Photronics, Inc.*	104,700	437,646
RF Micro Devices, Inc.*	129,300	514,614
ROHM Co., Ltd.	200	13,171
Siliconware Precision Industries Co.	280,000	374,168
STMicroelectronics NV	4,632	37,178
Tessera Technologies, Inc.*	19,800	437,778
Texas Instruments, Inc.	60,900	1,428,105
Tokyo Electron Ltd.	300	16,677
Veeco Instruments, Inc.*	20,700	504,045
Volterra Semiconductor Corp.*	13,900	192,515
		12,273,821
Software 1.7%
ArcSight, Inc.*	9,900	244,728
Autonomy Corp. PLC*	11,951	262,682
BMC Software, Inc.*	7,100	263,836
Bottomline Technologies, Inc.*	9,300	136,524
Check Point Software Technologies Ltd.*	31,200	969,384
Dassault Systemes SA	485	27,962
i2 Technologies, Inc.*	27,900	439,146
Interactive Intelligence, Inc.*	800	13,416
Kenexa Corp.*	1,900	23,940
Manhattan Associates, Inc.*	17,500	401,625
Microsoft Corp. (a)	353,600	9,805,328
MicroStrategy, Inc. "A"*	4,700	410,169
Nintendo Co., Ltd.	2,902	740,012
Norkom Group PLC*	96,153	154,624
Oracle Corp.	147,500	3,112,250
Quest Software, Inc.*	17,300	290,121
Renaissance Learning, Inc.	5,700	51,756
Rovi Corp.*	8,300	228,665
SAP AG	3,778	170,725
Shanda Games Ltd. (ADR)* (a)	11,600	115,536
Symantec Corp.*	69,100	1,214,778
The Sage Group PLC	33,540	117,270
TIBCO Software, Inc.*	46,200	404,250
TiVo, Inc.*	21,800	237,184
Trend Micro, Inc.	500	17,459
VanceInfo Technologies, Inc. (ADR)*	27,500	415,250
		20,268,620
Materials 3.0%
Chemicals 1.5%
A. Schulman, Inc.	22,900	397,773
Air Liquide SA	760	82,070
Air Products & Chemicals, Inc.	27,866	2,149,305
Akzo Nobel NV	2,155	127,353
Asahi Kasei Corp.	4,000	19,728
Ashland, Inc.	37,500	1,295,250
BASF SE	16,650	890,722
Cabot Corp.	7,600	166,668
Celanese Corp. "A"	28,700	787,815
E.I. du Pont de Nemours & Co.	21,000	668,220
Givaudan SA (Registered)	43	31,828
Huntsman Corp.	46,300	368,085
Incitec Pivot Ltd.	4,325	10,048
JSR Corp.	600	11,680
K+S AG	233	12,692
Koninklijke DSM NV	1,511	66,109
Kuraray Co., Ltd.	1,000	10,323
Linde AG	341	35,660
Lubrizol Corp.	25,100	1,670,656
Mitsubishi Chemical Holdings Corp.	3,500	13,020
Mitsui Chemicals, Inc.	2,000	6,870
Monsanto Co.	40,700	2,734,226
Nitto Denko Corp.	500	14,907
Omnova Solutions, Inc.*	66,700	427,547
PolyOne Corp.*	49,000	273,420
Potash Corp. of Saskatchewan, Inc.	601	56,022
Praxair, Inc.	22,540	1,790,578
Shin-Etsu Chemical Co., Ltd.	14,733	776,135
Showa Denko KK	5,000	9,525
Solvay SA	1,388	136,462
Stepan Co.	4,600	263,304
Sumitomo Chemical Co., Ltd.	6,000	23,733
Syngenta AG (Registered)	644	152,442
Taiyo Nippon Sanso Corp.	4,000	44,725
Teijin Ltd.	4,000	11,730
The Mosaic Co.	33,600	1,570,128
Toray Industries, Inc.	4,000	22,676
Ube Industries Ltd.	4,000	10,314
Umicore	2,572	78,124
Yara International ASA	5,830	193,918
		17,411,791
Construction Materials 0.1%
CRH PLC	42,544	1,037,610
Holcim Ltd. (Registered)	1,277	81,067
Lafarge SA	989	80,660
Martin Marietta Materials, Inc.	2,600	216,632
		1,415,969
Containers & Packaging 0.3%
AEP Industries, Inc.*	6,100	212,768
Ball Corp.	6,100	300,913
Bway Holding Co.*	10,807	192,040
FP Corp.	4,900	243,484
Owens-Illinois, Inc.*	17,800	567,464
Sonoco Products Co.	62,824	1,680,542
Toyo Seikan Kaisha Ltd.	800	13,317
		3,210,528
Metals & Mining 0.8%
Agnico-Eagle Mines Ltd.	300	15,970
Anglo American PLC*	1,879	68,255
ArcelorMittal	23,158	775,365
Barrick Gold Corp.	1,600	57,609
BHP Billiton Ltd.	34,687	1,139,023
BHP Billiton PLC	3,967	107,294
Cliffs Natural Resources, Inc.	33,300	1,184,481
Commercial Metals Co.	26,500	393,260
Goldcorp, Inc.	1,300	47,793
Ivanhoe Mines Ltd.*	1,700	18,319
JFE Holdings, Inc.	2,200	70,845
Kinross Gold Corp.	66,376	1,233,261
Kobe Steel Ltd.*	9,000	16,269
Mitsubishi Materials Corp.*	4,000	10,579
Newcrest Mining Ltd.	837	23,815
Nippon Steel Corp.	24,000	90,384
Norsk Hydro ASA*	19,000	124,041
OneSteel Ltd.	3,472	9,407
Outokumpu Oyj	2,880	47,459
Randgold Resources Ltd. (ADR)	3,900	260,169
Rautaruukki Oyj	1,934	39,402
Reliance Steel & Aluminum Co.	5,700	207,936
Rio Tinto Ltd.	759	42,149
Rio Tinto PLC	15,413	680,265
Schnitzer Steel Industries, Inc. "A"	25,800	1,115,592
Sims Metal Management Ltd.	501	8,878
SSAB AB "A"	3,897	60,630
SSAB AB "B"	2,451	34,966
Sumitomo Metal Industries Ltd.	17,000	43,134
Sumitomo Metal Mining Co., Ltd.	2,000	31,293
Teck Resources Ltd. "B"*	1,700	49,348
ThyssenKrupp AG	1,162	37,381
Vedanta Resources PLC	477	16,271
Vista Gold Corp.*	50,600	128,018
voestalpine AG	16,458	560,961
Xstrata PLC*	64,897	929,556
Yamana Gold, Inc.	700	7,427
		9,686,805
Paper & Forest Products 0.3%
Clearwater Paper Corp.*	6,742	305,210
Domtar Corp.* (a)	13,600	569,704
Glatfelter	6,800	71,876
Holmen AB "B"	1,156	31,694
International Paper Co.	85,600	1,909,736
OJI Paper Co., Ltd.	3,000	13,110
Schweitzer-Mauduit International, Inc.	16,000	826,400
Stora Enso Oyj "R"*	10,870	82,508
Svenska Cellulosa AB "B"	12,657	175,893
UPM-Kymmene Oyj	9,755	117,362
		4,103,493
Telecommunication Services 2.4%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	313,333	8,043,258
Atlantic Tele-Network, Inc.	3,700	169,608
BCE, Inc.	56,412	1,352,435
Belgacom SA	10,891	408,497
BT Group PLC	32,185	68,713
Cable & Wireless PLC	10,538	25,003
Deutsche Telekom AG (ADR)	97,113	1,314,910
Deutsche Telekom AG (Registered)	86,950	1,185,892
France Telecom SA	20,313	502,257
HickoryTech Corp.	4,900	44,149
Iliad SA	233	25,225
Koninklijke (Royal) KPN NV	34,566	626,678
Nippon Telegraph & Telephone Corp.	7,800	322,245
PAETEC Holding Corp.*	7,500	24,300
Qwest Communications International, Inc. (a)	220,300	790,877
Singapore Telecommunications Ltd.	125,000	258,976
Swisscom AG (Registered)	1,597	577,151
Tele2 AB "B"	3,037	44,817
Telecom Italia SpA	228,559	363,016
Telecom Italia SpA (RSP)	136,053	149,872
Telefonica SA	47,844	1,335,418
Telenor ASA*	24,900	320,528
TeliaSonera AB	15,956	106,635
Telstra Corp., Ltd.	99,975	297,842
Telus Corp.	700	20,863
Telus Corp. (Non-Voting Shares)	600	18,848
Verizon Communications, Inc.	106,647	3,155,685
		21,553,698
Wireless Telecommunication Services 0.6%
American Tower Corp. "A"*	48,800	1,796,816
China Mobile Ltd.	105,106	984,205
KDDI Corp.	45	239,114
Millicom International Cellular SA (SDR)*	604	39,384
Mobistar SA	2,118	145,485
NTT DoCoMo, Inc.	235	342,330
Rogers Communications, Inc. "B"	3,600	105,633
Softbank Corp.	11,200	262,893
StarHub Ltd.	15,000	20,074
USA Mobility, Inc.	37,300	406,570
Vodafone Group PLC	218,895	484,303
Vodafone Group PLC (ADR)	86,671	1,923,230
		6,750,037
Utilities 2.5%
Electric Utilities 1.7%
Allegheny Energy, Inc.	86,518	1,974,341
American Electric Power Co., Inc.	46,476	1,404,505
Chubu Electric Power Co., Inc.	5,700	127,796
Chugoku Electric Power Co., Inc.	200	4,062
CLP Holdings Ltd.	18,000	120,339
Duke Energy Corp.	66,132	1,046,208
E.ON AG	23,725	906,857
Edison International	14,400	458,208
EDP — Energias de Portugal SA	30,544	134,910
El Paso Electric Co.*	6,500	121,875
Electricite de France	10,840	602,834
Enel SpA	33,938	202,325
Entergy Corp.	17,015	1,305,391
Exelon Corp.	88,458	4,153,988
FirstEnergy Corp.	79,724	3,450,455
Fortis, Inc.	4,700	109,893
Fortum Oyj	45,220	1,070,019
FPL Group, Inc.	12,900	633,390
Hokkaido Electric Power Co., Inc.	1,900	36,689
Hokuriku Electric Power Co.	1,600	36,668
HongKong Electric Holdings Ltd.	11,500	61,291
Iberdrola SA	13,150	119,224
Kansai Electric Power Co., Inc.	6,500	141,280
Kyushu Electric Power Co., Inc.	3,200	65,451
MGE Energy, Inc.	1,300	45,526
PNM Resources, Inc.	7,800	83,616
Scottish & Southern Energy PLC	4,572	80,942
Shikoku Electric Power Co., Inc.	1,500	42,352
Southern Co.	40,898	1,275,609
SP Ausnet	149,825	117,098
Tohoku Electric Power Co., Inc.	4,600	94,821
Tokyo Electric Power Co., Inc.	10,900	269,035
		20,296,998
Gas Utilities 0.1%
Chesapeake Utilities Corp.	3,300	104,544
Enagas	870	17,911
Gas Natural SDG SA	1,085	21,795
Hong Kong & China Gas Co., Ltd.	39,600	95,118
National Fuel Gas Co.	2,100	95,214
Osaka Gas Co., Ltd.	22,000	74,046
Snam Rete Gas SpA	9,690	47,012
South Jersey Industries, Inc.	1,900	67,051
Southwest Gas Corp.	12,300	307,377
Toho Gas Co., Ltd.	6,000	31,213
Tokyo Gas Co., Ltd.	19,000	75,216
		936,497
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	32,900	430,003
Drax Group PLC	2,119	16,120
EDP Renovaveis SA*	3,596	35,850
Electric Power Development Co., Ltd.	1,000	31,203
Iberdrola Renovables SA	4,169	18,529
International Power PLC	8,058	33,542
NRG Energy, Inc.* (a)	69,567	1,599,345
TransAlta Corp.	5,900	110,088
		2,274,680
Multi-Utilities 0.4%
AGL Energy Ltd.	47,250	582,668
Canadian Utilities Ltd. "A"	1,800	64,095
Centrica PLC	22,726	92,311
CH Energy Group, Inc.	3,200	132,512
Dominion Resources, Inc.	9,400	320,446
GDF Suez	2,378	99,522
MDU Resources Group, Inc.	7,700	159,775
National Grid PLC	8,812	87,618
NorthWestern Corp.	4,700	113,505
PG&E Corp.	61,722	2,523,813
RWE AG	838	73,377
Suez Environnement Co.	863	19,203
United Utilities Group PLC	4,223	30,492
Veolia Environnement	995	32,399
		4,331,736
Water Utilities 0.1%
American States Water Co.	12,800	424,320
American Water Works Co., Inc.	35,000	663,950
Severn Trent PLC	1,502	23,449
		1,111,719
Total Common Stocks (Cost $581,642,957)		650,101,235

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	101	7,725
Volkswagen AG	195	19,403
		27,128
Consumer Staples 0.0%
Henkel AG & Co. KGaA	6,589	298,830
Health Care 0.0%
Fresenius SE	295	17,124
Total Preferred Stocks (Cost $335,350)		343,082

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $17,340)	25,001	0

Rights 0.0%
Financials
Fortis, Expiration Date 7/4/2014* (Cost $0)	23,884	0

Warrants 0.1%
Financials 0.1%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	75,400	12,070
UBS AG, Expiration Date 8/31/2011*	463,452	831,050
		843,120
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	850	4,569
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	506	0
Total Warrants (Cost $802,489)		847,689
		Principal Amount ($) (b)	Value ($)

Corporate Bonds 7.9%
Consumer Discretionary 0.7%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		135,000	130,612
8.75%, 6/1/2019		120,000	123,000
American Achievement Corp., 144A, 8.25%, 4/1/2012		45,000	44,550
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		75,000	78,000
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		105,000	94,500
8.0%, 3/15/2014		50,000	47,750
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		75,000	15,000
Carrols Corp., 9.0%, 1/15/2013		45,000	45,000
CSC Holdings, Inc., 6.75%, 4/15/2012		10,000	10,400
DISH DBS Corp.:
6.625%, 10/1/2014		130,000	126,750
7.125%, 2/1/2016		95,000	95,000
Dollarama Group Holdings LP, 7.468%***, 8/15/2012 (c)		108,000	119,880
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		100,000	3,500
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		45,000	48,713
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		90,000	85,950
Group 1 Automotive, Inc., 8.25%, 8/15/2013		50,000	49,375
Hertz Corp., 8.875%, 1/1/2014		195,000	197,437
Idearc, Inc., 8.0%, 11/15/2016**		195,000	9,750
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		50,000	44,625
Lamar Media Corp., Series C, 6.625%, 8/15/2015		20,000	18,900
MGM MIRAGE:
144A, 10.375%, 5/15/2014		65,000	69,225
144A, 11.125%, 11/15/2017		85,000	93,500
Norcraft Holdings LP, 9.75%, 9/1/2012		250,000	235,625
Penske Automotive Group, Inc., 7.75%, 12/15/2016		180,000	173,700
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		65,000	650
Sabre Holdings Corp., 8.35%, 3/15/2016		80,000	71,400
Seminole Hard Rock Entertainment, Inc., 144A, 2.799%***, 3/15/2014		105,000	84,525
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015		75,000	53,250
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014		310,000	29,450
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		90,000	87,300
TCI Communications, Inc., 8.75%, 8/1/2015		1,638,000	1,952,948
Time Warner Cable, Inc.:
6.75%, 6/15/2039		550,000	582,515
8.25%, 2/14/2014		500,000	586,414
Time Warner, Inc., 5.875%, 11/15/2016		540,000	578,874
Travelport LLC:
4.986%***, 9/1/2014		70,000	60,550
9.875%, 9/1/2014		15,000	14,775
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		20,000	1,650
United Components, Inc., 9.375%, 6/15/2013		15,000	14,213
Unity Media GmbH:
144A, 8.75%, 2/15/2015	EUR	140,000	216,333
144A, 10.375%, 2/15/2015		75,000	78,750
UPC Holding BV, 144A, 7.75%, 1/15/2014	EUR	90,000	132,449
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		116,186	17,428
Viacom, Inc., 6.875%, 4/30/2036		700,000	738,822
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		70,000	74,725
Young Broadcasting, Inc., 8.75%, 1/15/2014**		430,000	4,300
Yum! Brands, Inc., 6.875%, 11/15/2037		1,080,000	1,177,840
			8,519,903
Consumer Staples 0.6%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		1,750,000	2,039,299
ConAgra Foods, Inc., 7.0%, 4/15/2019		600,000	699,794
CVS Caremark Corp.:
6.125%, 9/15/2039		300,000	303,060
6.25%, 6/1/2027		1,200,000	1,242,829
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013		750,000	821,486
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		55,000	48,950
Ingles Markets, Inc., 8.875%, 5/15/2017		40,000	41,000
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		526,750	321,318
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	35,613
Viskase Companies, Inc., 11.5%, 6/15/2011		1,425,000	1,335,937
			6,889,286
Energy 1.3%
Anadarko Petroleum Corp., 6.45%, 9/15/2036		750,000	780,335
Atlas Energy Operating Co., LLC, 144A, 10.75%, 2/1/2018		185,000	196,100
Belden & Blake Corp., 8.75%, 7/15/2012		416,000	382,720
Bristow Group, Inc., 7.5%, 9/15/2017		95,000	91,438
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019		168,000	174,560
144A, 6.75%, 11/15/2039		280,000	305,905
Chaparral Energy, Inc., 8.5%, 12/1/2015		120,000	105,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018		50,000	45,750
6.875%, 1/15/2016		115,000	110,975
7.5%, 6/15/2014		35,000	35,350
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,500,000	1,791,978
Devon Energy Corp., 5.625%, 1/15/2014		1,250,000	1,357,356
El Paso Corp., 7.25%, 6/1/2018		90,000	89,868
Energy Transfer Partners LP, 9.0%, 4/15/2019		1,700,000	2,054,054
Enterprise Products Operating LLC:
6.125%, 10/15/2039		860,000	861,726
Series L, 6.3%, 9/15/2017		680,000	746,428
Frontier Oil Corp.:
6.625%, 10/1/2011		65,000	65,406
8.5%, 9/15/2016		120,000	122,400
KCS Energy, Inc., 7.125%, 4/1/2012		345,000	343,275
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015		197,000	211,380
7.3%, 8/15/2033		1,140,000	1,236,373
Linn Energy LLC, 144A, 11.75%, 5/15/2017		120,000	133,350
Mariner Energy, Inc.:
7.5%, 4/15/2013		75,000	73,125
8.0%, 5/15/2017		65,000	61,100
Newfield Exploration Co., 7.125%, 5/15/2018		135,000	135,506
ONEOK Partners LP, 8.625%, 3/1/2019		1,480,000	1,772,720
OPTI Canada, Inc.:
7.875%, 12/15/2014		125,000	97,500
8.25%, 12/15/2014		215,000	168,775
Petrohawk Energy Corp., 7.875%, 6/1/2015		50,000	50,500
Plains Exploration & Production Co., 7.0%, 3/15/2017		65,000	61,750
Quicksilver Resources, Inc., 7.125%, 4/1/2016		220,000	197,450
Regency Energy Partners LP:
8.375%, 12/15/2013		105,000	107,625
144A, 9.375%, 6/1/2016		125,000	131,875
Stone Energy Corp.:
6.75%, 12/15/2014		160,000	132,800
8.25%, 12/15/2011		250,000	240,000
Whiting Petroleum Corp., 7.25%, 5/1/2013		20,000	20,025
Williams Companies, Inc., 8.125%, 3/15/2012		275,000	298,317
			14,790,795
Financials 3.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		190,000	162,450
American Express Co., 7.0%, 3/19/2018		1,411,000	1,559,457
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		111,800	40,785
Bank of America Corp., 7.625%, 6/1/2019		3,830,000	4,419,479
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016		320,000	327,031
5.2%, 7/10/2014		285,000	303,902
BB&T Corp., 5.2%, 12/23/2015		750,000	785,552
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		45,000	8,325
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		105,000	106,575
Capital One Bank USA NA, 8.8%, 7/15/2019		500,000	592,210
Citigroup, Inc.:
6.125%, 5/15/2018		1,500,000	1,518,077
8.125%, 7/15/2039		1,200,000	1,396,394
8.5%, 5/22/2019		474,000	554,061
Conproca SA de CV, REG S, 12.0%, 6/16/2010		574,785	602,806
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		600,000	588,478
9.875%, 8/10/2011		285,000	291,519
General Electric Capital Corp.:
Series A, 5.25%, 10/19/2012		1,750,000	1,880,812
6.0%, 8/7/2019		710,000	746,273
GMAC, Inc., 144A, 6.875%, 9/15/2011		459,000	440,640
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		570,000	470,060
Inmarsat Finance II PLC, 10.375%, 11/15/2012		95,000	98,088
iPayment, Inc., 9.75%, 5/15/2014		80,000	58,400
JPMorgan Chase & Co., 6.3%, 4/23/2019		1,290,000	1,415,785
Lincoln National Corp., 8.75%, 7/1/2019		710,000	826,658
MetLife, Inc.:
6.75%, 6/1/2016		405,000	452,888
7.717%, 2/15/2019		750,000	888,104
Morgan Stanley:
Series F, 6.625%, 4/1/2018		900,000	964,654
7.3%, 5/13/2019		450,000	504,178
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/2012		1,400,000	1,555,616
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		290,000	363
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		100,000	94,500
PNC Bank NA, 6.875%, 4/1/2018		1,300,000	1,388,305
Principal Financial Group, Inc., 7.875%, 5/15/2014		1,170,000	1,312,114
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		350,000	360,580
6.2%, 1/15/2015		390,000	415,896
7.375%, 6/15/2019		115,000	128,487
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		17,000	17,850
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		1,500,000	1,526,645
Simon Property Group LP, (REIT), 6.75%, 5/15/2014		225,000	242,102
Sprint Capital Corp.:
7.625%, 1/30/2011		75,000	75,844
8.375%, 3/15/2012		310,000	313,875
Telecom Italia Capital SA, 5.25%, 11/15/2013		800,000	841,770
Telefonica Emisiones SAU, 5.877%, 7/15/2019		320,000	345,879
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014		365,000	401,268
6.15%, 4/1/2018		1,500,000	1,598,422
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		235,000	294
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		122,569	63,736
Universal City Development Partners Ltd., 11.75%, 4/1/2010		390,000	391,950
Virgin Media Finance PLC, 8.75%, 4/15/2014		430,000	438,600
Wachovia Corp., Series G, 5.5%, 5/1/2013		1,790,000	1,917,516
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015	EUR	250,000	395,506
144A, 10.75%, 12/1/2015		75,000	81,000
			35,911,759
Health Care 0.6%
Boston Scientific Corp., 6.0%, 6/15/2011		80,000	82,600
Community Health Systems, Inc., 8.875%, 7/15/2015		425,000	437,750
Express Scripts, Inc.:
6.25%, 6/15/2014		930,000	1,021,831
7.25%, 6/15/2019		460,000	533,624
HCA, Inc.:
144A, 8.5%, 4/15/2019		150,000	159,000
9.125%, 11/15/2014		115,000	119,025
9.25%, 11/15/2016		430,000	449,350
9.625%, 11/15/2016 (PIK)		131,000	139,024
HEALTHSOUTH Corp., 10.75%, 6/15/2016		60,000	65,100
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	97,375
McKesson Corp., 7.5%, 2/15/2019		625,000	735,244
Medco Health Solutions, Inc., 7.125%, 3/15/2018		1,499,000	1,696,919
Merck & Co., Inc.:
5.0%, 6/30/2019		454,000	483,182
5.85%, 6/30/2039		106,000	115,335
Quest Diagnostics, Inc., 6.95%, 7/1/2037		845,000	963,909
The Cooper Companies, Inc., 7.125%, 2/15/2015		150,000	145,500
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		55,000	56,237
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		100,000	105,000
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		245,000	254,800
			7,660,805
Industrials 0.4%
Actuant Corp., 6.875%, 6/15/2017		60,000	56,550
Allied Waste North America, Inc.:
6.125%, 2/15/2014		650,000	666,511
6.875%, 6/1/2017		660,000	699,600
ARAMARK Corp., 8.5%, 2/1/2015		30,000	30,300
BE Aerospace, Inc., 8.5%, 7/1/2018		160,000	166,400
Belden, Inc., 7.0%, 3/15/2017		75,000	72,375
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035		25,000	28,746
Cenveo Corp., 144A, 10.5%, 8/15/2016		25,000	24,563
Congoleum Corp., 8.625%, 8/1/2008**		572,000	171,600
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	30,900
Esco Corp., 144A, 4.174%***, 12/15/2013		50,000	45,625
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		60,000	58,500
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		90,000	74,250
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		65,000	61,425
7.625%, 12/1/2013		400,000	384,000
9.375%, 5/1/2012		190,000	193,800
Mobile Mini, Inc., 9.75%, 8/1/2014		90,000	92,700
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		115,000	112,700
Owens Corning, Inc., 9.0%, 6/15/2019		40,000	43,395
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		250,000	14,375
RBS Global & Rexnord Corp., 9.5%, 8/1/2014		65,000	64,350
Titan International, Inc., 8.0%, 1/15/2012		265,000	251,750
TransDigm, Inc., 7.75%, 7/15/2014		45,000	45,225
United Rentals North America, Inc.:
6.5%, 2/15/2012		50,000	49,375
7.0%, 2/15/2014		210,000	184,800
144A, 10.875%, 6/15/2016		130,000	141,050
Waste Management, Inc., 6.375%, 3/11/2015		1,170,000	1,302,260
			5,067,125
Information Technology 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		105,000	82,425
L-3 Communications Corp.:
5.875%, 1/15/2015		105,000	102,113
Series B, 6.375%, 10/15/2015		115,000	113,562
MasTec, Inc., 7.625%, 2/1/2017		105,000	98,700
SunGard Data Systems, Inc., 10.25%, 8/15/2015		255,000	262,969
Vangent, Inc., 9.625%, 2/15/2015		80,000	76,200
			735,969
Materials 0.5%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		45,000	37,913
ARCO Chemical Co., 9.8%, 2/1/2020**		635,000	441,325
Cascades, Inc., 7.25%, 2/15/2013		46,000	44,965
Clondalkin Acquisition BV, 144A, 2.299%***, 12/15/2013		90,000	78,750
CPG International I, Inc., 10.5%, 7/1/2013		195,000	165,750
Crown Americas LLC, 144A, 7.625%, 5/15/2017		30,000	30,750
Domtar Corp., 10.75%, 6/1/2017		70,000	80,325
Dow Chemical Co.:
5.9%, 2/15/2015		1,400,000	1,448,296
8.55%, 5/15/2019		75,000	85,622
Exopack Holding Corp., 11.25%, 2/1/2014		255,000	258,825
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015		205,000	219,862
8.375%, 4/1/2017		400,000	430,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		622,934	467,200
10.0%, 3/31/2015		613,760	460,320
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		50,000	50,500
Graphic Packaging International, Inc., 144A, 9.5%, 6/15/2017		85,000	89,250
Hexcel Corp., 6.75%, 2/1/2015		305,000	295,850
Innophos, Inc., 8.875%, 8/15/2014		35,000	35,350
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014		225,000	225,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		40,000	29,200
NewMarket Corp., 7.125%, 12/15/2016		195,000	188,175
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		160,000	161,600
Pliant Corp., 11.85%, 6/15/2009**		10	9
Radnor Holdings Corp., 11.0%, 3/15/2010**		120,000	150
Silgan Holdings, Inc., 144A, 7.25%, 8/15/2016		80,000	81,200
Teck Resources Ltd.:
9.75%, 5/15/2014		75,000	84,188
10.25%, 5/15/2016		75,000	86,437
10.75%, 5/15/2019		185,000	215,525
The Mosaic Co., 144A, 7.375%, 12/1/2014		135,000	143,710
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		137,849	117,861
			6,053,908
Telecommunication Services 0.4%
AT&T Mobility LLC, 6.5%, 12/15/2011		1,125,000	1,236,606
BCM Ireland Preferred Equity Ltd., 144A, 7.873%***, 2/15/2017 (PIK)	EUR	248,060	160,154
Centennial Communications Corp.:
10.0%, 1/1/2013		55,000	57,956
10.125%, 6/15/2013		120,000	123,900
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019		275,000	276,145
Series P, 7.6%, 9/15/2039		325,000	317,983
Cincinnati Bell, Inc.:
7.25%, 7/15/2013		220,000	224,675
8.375%, 1/15/2014		85,000	84,575
Cricket Communications, Inc.:
9.375%, 11/1/2014		180,000	174,600
10.0%, 7/15/2015		155,000	152,287
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		48,802	27,634
Hellas Telecommunications Luxembourg V, 144A, 4.242%***, 10/15/2012	EUR	100,000	120,675
Intelsat Corp.:
9.25%, 8/15/2014		30,000	30,525
9.25%, 6/15/2016		415,000	422,138
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 1/15/2015		190,000	191,662
iPCS, Inc., 2.608%***, 5/1/2013		35,000	30,625
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		185,000	186,387
Millicom International Cellular SA, 10.0%, 12/1/2013		270,000	279,112
Qwest Corp.:
7.875%, 9/1/2011		210,000	216,825
8.875%, 3/15/2012		45,000	47,363
Stratos Global Corp., 9.875%, 2/15/2013		55,000	57,750
Telesat Canada, 11.0%, 11/1/2015		245,000	265,825
Verizon Communications, Inc., 6.35%, 4/1/2019		50,000	55,482
Windstream Corp.:
7.0%, 3/15/2019		90,000	85,387
8.625%, 8/1/2016		15,000	15,413
			4,841,684
Utilities 0.3%
AES Corp.:
8.0%, 10/15/2017		110,000	110,550
8.0%, 6/1/2020		95,000	95,000
144A, 8.75%, 5/15/2013		546,000	558,285
DTE Energy Co., 7.625%, 5/15/2014		305,000	336,587
Energy Future Holdings Corp., 10.875%, 11/1/2017		115,000	79,925
FirstEnergy Solutions Corp., 144A, 6.8%, 8/15/2039		313,000	325,001
Kinder Morgan, Inc., 6.5%, 9/1/2012		45,000	46,238
Mirant Americas Generation LLC, 8.3%, 5/1/2011		130,000	132,275
Mirant North America LLC, 7.375%, 12/31/2013		60,000	59,100
NRG Energy, Inc.:
7.25%, 2/1/2014		180,000	178,650
7.375%, 2/1/2016		165,000	163,969
7.375%, 1/15/2017		260,000	257,400
NV Energy, Inc.:
6.75%, 8/15/2017		80,000	78,607
8.625%, 3/15/2014		31,000	31,726
Sempra Energy, 6.5%, 6/1/2016		625,000	686,416
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		125,000	88,750
			3,228,479
Total Corporate Bonds (Cost $90,343,865)			93,699,713

Asset-Backed 0.3%
Automobile Receivables 0.2%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010		902,610	907,287
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		1,517,000	1,614,795
			2,522,082
Credit Card Receivables 0.1%
Washington Mutual Master Note Trust, "A", Series 2006-A2A, 144A, 0.295%***, 6/15/2015		1,300,000	1,283,426
Total Asset-Backed (Cost $3,704,362)			3,805,508

Mortgage-Backed Securities Pass-Throughs 9.1%
Federal Home Loan Bank, 6.0%, 11/1/2021		797,973	857,322
Federal National Mortgage Association:
4.427%***, 3/1/2036		2,874,199	3,016,319
4.5%, with various maturities from 4/1/2020 until 5/1/2038 (d)		27,295,002	27,871,907
5.0%, with various maturities from 3/1/2036 until 2/1/2038		12,983,555	13,484,640
5.5%, with various maturities from 2/1/2037 until 4/1/2038		17,180,208	18,117,650
5.526%***, 8/1/2037		1,785,583	1,866,951
6.0%, with various maturities from 3/1/2036 until 8/1/2037		17,044,811	18,207,650
6.5%, with various maturities from 4/1/2017 until 9/1/2038		8,111,727	8,779,019
8.0%, 9/1/2015		434,255	474,112
Government National Mortgage Association:
5.0%, 12/1/2037 (d)		7,000,000	7,272,343
5.5%, 6/1/2036 (d)		7,000,000	7,388,828
6.5%, 8/20/2034		286,060	307,693
Total Mortgage-Backed Securities Pass-Throughs (Cost $105,025,215)			107,644,434

Commercial Mortgage-Backed Securities 1.3%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-3, 5.837%***, 6/10/2049		1,350,000	1,132,847
"A4", Series 2007-4, 5.935%***, 2/10/2051		2,000,000	1,858,937
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2007-GG9, 5.444%, 3/10/2039		2,649,000	2,363,813
"A4", Series 2007-GG11, 5.736%, 12/10/2049		5,350,000	4,922,276
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-LD12, 5.882%, 2/15/2051		2,300,000	2,026,111
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		3,000,000	2,575,469
Total Commercial Mortgage-Backed Securities (Cost $13,274,660)			14,879,453

Government & Agency Obligations 13.5%
Other Government Related 2.3%
Bank of America Corp., Series L, FDIC Guaranteed, 2.1%, 4/30/2012		4,500,000	4,574,588
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012		3,000,000	3,057,471
General Electric Capital Corp., Series G, FDIC Guaranteed, 2.2%, 6/8/2012		12,000,000	12,213,672
PNC Funding Corp., FDIC Guaranteed, 2.3%, 6/22/2012		7,000,000	7,155,288
			27,001,019
Sovereign Bonds 3.4%
Federal Republic of Germany, 2.25%, 4/15/2013	EUR	788,068	1,227,201
Government of Canada, 4.0%, 12/1/2031	CAD	1,581,502	2,109,555
Government of France:
1.0%, 7/25/2017	EUR	937,094	1,360,045
1.6%, 7/25/2011	EUR	2,717,851	4,125,319
2.25%, 7/25/2020	EUR	982,389	1,541,903
3.15%, 7/25/2032	EUR	2,132,906	3,884,443
Government of Japan, Series 9, 1.1%, 9/10/2016	JPY	239,760,000	2,485,098
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	9,500,000	1,791,073
Republic of Italy, 2.1%, 9/15/2017	EUR	4,213,160	6,380,854
Republic of Poland, 6.375%, 7/15/2019		385,000	423,947
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	1,802,072	3,418,154
1.25%, 11/22/2032	GBP	493,734	905,433
1.875%, 11/22/2022	GBP	1,407,173	2,600,982
2.0%, 1/26/2035	GBP	847,000	2,257,056
2.5%, 8/16/2013	GBP	450,000	1,913,193
2.5%, 7/26/2016	GBP	398,000	1,901,006
2.5%, 4/16/2020	GBP	361,000	1,770,594
			40,095,856
US Treasury Obligations 7.8%
US Treasury Bills:
0.11%****, 3/18/2010 (e)		454,000	453,820
0.19%****, 3/18/2010 (e)		15,687,000	15,680,772
US Treasury Bond, 3.5%, 2/15/2039		3,000,000	2,629,686
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		1,997,920	2,123,572
3.625%, 4/15/2028		2,001,525	2,481,735
3.875%, 4/15/2029		1,641,025	2,114,999
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		665,730	697,924
2.0%, 1/15/2014		893,528	937,995
2.0%, 1/15/2016		1,740,879	1,831,187
2.375%, 4/15/2011		3,675,142	3,800,615
2.375%, 1/15/2017		2,729,115	2,942,966
2.5%, 7/15/2016		1,811,379	1,968,318
US Treasury Notes:
0.875%, 3/31/2011		12,500,000	12,555,662
1.75%, 1/31/2014		7,000,000	6,923,987
3.125%, 5/15/2019		15,000,000	14,678,910
4.5%, 11/15/2015		18,000,000	19,859,058
			91,681,206
Total Government & Agency Obligations (Cost $152,545,968)			158,778,081

Loan Participations and Assignments 0.1%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		233,333	0
Essar Steel Algoma, Inc., Term Loan B, 8.0%, 6/20/2013		59,242	55,737
Golden Nugget, Inc., Second Lien Term Loan, 3.5%, 12/31/2014		100,000	41,000
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.243%, 3/26/2014		49,670	39,709
Letter of Credit, 2.283%, 3/26/2014		2,939	2,350
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		245,695	196,907
Term Loan C2, 2.563%, 5/6/2013		32,444	26,001
IASIS Healthcare LLC, Term Loan, 5.531%, 6/13/2014 (PIK)		246,807	222,126
Sabre, Inc., Term Loan B, 2.493%, 9/30/2014		78,657	68,412
Sbarro, Inc., Term Loan, 4.754%, 1/31/2014		55,000	47,254
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, 3.744%, 10/10/2014		292,269	226,874
Term Loan B3, 3.744%, 10/10/2014		366,671	282,461
Total Loan Participations and Assignments (Cost $1,726,332)			1,208,831

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (f)		889,000	623,678
Xerox Capital Trust I, 8.0%, 2/1/2027		80,000	78,400
			702,078
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		141,000	91,650
Total Preferred Securities (Cost $1,108,218)			793,728
	Shares	Value ($)

Exchange-Traded Funds 6.5%
iShares Barclays Aggregate Bond Fund	373,111	39,105,764
iShares MSCI Japan Index Fund (a)	170,053	1,625,706
Vanguard Emerging Markets	944,613	35,517,449
Total Exchange-Traded Funds (Cost $59,195,942)		76,248,919

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 0.27% (g) (h) (Cost $31,346,040)	31,346,040	31,346,040

Cash Equivalents 8.9%
Central Cash Management Fund, 0.19% (g) (Cost $105,096,562)	105,096,562	105,096,562
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,146,165,300)+	105.7	1,244,793,275
Other Assets and Liabilities, Net (a)	(5.7)	(66,779,113)
Net Assets	100.0	1,178,014,162

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	233,333	USD	233,333	0
ARCO Chemical Co.	9.8%	2/1/2020	635,000	USD	574,897	441,325
Buffalo Thunder Development Authority	9.375%	12/15/2014	45,000	USD	45,000	8,325
CanWest MediaWorks LP	9.25%	8/1/2015	75,000	USD	75,000	15,000
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	171,600
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	100,000	USD	100,000	3,500
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	48,802	USD	46,440	27,634
Idearc, Inc.	8.0%	11/15/2016	195,000	USD	191,838	9,750
New ASAT (Finance) Ltd.	9.25%	2/1/2011	290,000	USD	253,681	363
Pliant Corp.	11.85%	6/15/2009	10	USD	10	9
R.H. Donnelley Corp.	8.875%	10/15/2017	250,000	USD	250,000	14,375
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	USD	79,038	150
Reader's Digest Association, Inc.	9.0%	2/15/2017	65,000	USD	58,569	650
Tropicana Entertainment LLC	9.625%	12/15/2014	235,000	USD	172,931	294
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	20,000	USD	19,175	1,650
Young Broadcasting, Inc.	8.75%	1/15/2014	430,000	USD	367,438	4,300
					3,040,555	698,925

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of October 31, 2009.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,173,449,989. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $71,343,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $129,143,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $57,800,478.

(a) All or a portion of these securities were on loan amounting to $28,660,732. In addition, included in other assets and liabilities, net are pending sales, amounting to $1,153,460, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $29,814,192, which is 2.5% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 12/31/2009.

(d) When-issued or delayed delivery security included.

(e) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Date shown is call date; not a maturity date for the perpetual preferred securities.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDIC: Federal Deposit Insurance Corp.

FDR: Fiduciary Depositary Receipt

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust.

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/21/2009	826	97,631,274	97,971,344	340,070
AEX Index	11/20/2009	20	1,872,908	1,774,811	(98,097)
ASX SPI 200 Index	12/17/2009	1	103,340	104,057	717
CAC 40 Index	11/20/2009	33	1,849,432	1,743,222	(106,210)
DAX Index	12/18/2009	29	6,026,756	5,765,247	(261,509)
DJ Euro Stoxx 50 Index	12/18/2009	440	18,084,455	17,651,569	(432,886)
Federal Republic of Germany Euro-Bund	12/8/2009	430	76,905,298	77,139,523	234,225
Federal Republic of Germany Euro-Schatz	12/8/2009	618	98,212,724	98,405,760	193,036
FTSE 100 Index	12/18/2009	97	8,004,248	7,961,651	(42,597)
Nikkei 225 Index	12/10/2009	4	205,893	194,800	(11,093)
Russell 2000 Mini Index	12/18/2009	28	1,613,136	1,573,040	(40,096)
S&P E-Mini 500 Index	12/18/2009	135	7,040,670	6,972,750	(67,920)
TOPIX Index	12/11/2009	58	6,055,479	5,760,373	(295,106)
Total net unrealized depreciation					(587,466)

At October 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	12/15/2009	300	28,186,894	27,864,808	322,086
10 Year Canadian Government Bond	12/18/2009	67	7,434,424	7,464,396	(29,972)
10 Year Japanese Government Bond	12/10/2009	61	93,986,565	93,510,970	475,595
2 Year US Treasury Note	12/31/2009	300	64,939,873	65,282,813	(342,940)
ASX SPI 200 Index	12/17/2009	27	2,802,431	2,809,548	(7,117)
FTSE MIB Index	12/18/2009	28	4,669,445	4,533,715	135,730
Hang Seng Index	11/27/2009	14	1,985,944	1,953,627	32,317
IBEX 35 Index	11/20/2009	39	6,619,903	6,509,958	109,945
NASDAQ E-Mini 100 Index	12/18/2009	320	10,784,653	10,659,200	125,453
Russell 2000 Mini Index	12/18/2009	62	3,691,024	3,483,160	207,864
S&P E-Mini 500 Index	12/18/2009	92	4,799,884	4,751,800	48,084
S&P TSE 60 Index	12/17/2009	3	374,253	358,043	16,210
United Kingdom Long Gilt Bond	12/29/2009	229	44,883,761	44,552,792	330,969
Total net unrealized appreciation					1,424,224

As of October 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
NOK	4,903,000	USD	857,588	11/18/2009	1,876	Bank of New York Mellon Corp.
JPY	896,994,000	USD	10,046,863	11/18/2009	81,004	Bank of New York Mellon Corp.
CAD	3,498,000	USD	3,296,983	11/18/2009	64,194	Royal Bank of Scotland PLC
SEK	32,078,000	USD	4,559,565	11/18/2009	36,256	Royal Bank of Scotland PLC
USD	35,515,837	AUD	40,077,000	11/18/2009	498,809	Morgan Stanley
USD	31,186,697	CHF	32,192,000	11/18/2009	196,434	UBS AG
USD	479,796	GBP	302,000	11/18/2009	15,803	Royal Bank of Scotland PLC
EUR	696,700	USD	1,025,414	11/25/2009	173	Citigroup, Inc.
Total unrealized appreciation					894,549
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	17,013,000	USD	24,964,281	11/18/2009	(71,894)	HSBC Bank USA
USD	6,463,107	NZD	8,844,000	11/18/2009	(125,114)	Bank of New York Mellon Corp.
Total unrealized depreciation					(197,008)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (i)
Consumer Discretionary	$ 54,790,048	$ 12,119,693	$ 0	$ 66,909,741
Consumer Staples	54,005,675	8,872,418	—	62,878,093
Energy	58,638,229	8,888,372	—	67,526,601
Financials	66,901,823	21,004,744	843,120	88,749,687
Health Care	78,534,636	12,808,025	—	91,342,661
Industrials	58,241,223	13,165,355	—	71,406,578
Information Technology	100,353,845	9,040,849	—	109,394,694
Materials	26,191,465	9,637,121	—	35,828,586
Telecommunication Services	19,167,182	9,136,553	—	28,303,735
Utilities	23,179,043	5,772,587	—	28,951,630
Fixed Income (i)
Corporate Bonds	—	92,559,808	1,139,905	93,699,713
Asset Backed	—	3,805,508	—	3,805,508
Mortgage-Backed Securities Pass-Throughs	—	107,644,434	—	107,644,434
Commercial Mortgage-Backed Securities	—	14,879,453	—	14,879,453
Government & Agency Obligations	—	142,643,489	—	142,643,489
Loan Participations and Assignments	—	1,167,831	41,000	1,208,831
Preferred Securities	—	793,728	—	793,728
Exchange-Traded Funds	76,248,919	—	—	76,248,919
Short-Term Investments (i)	136,442,602	16,134,592	—	152,577,194
Derivatives (j)	836,758	894,549	—	1,731,307
Total	$ 753,531,448	$490,969,109	$ 2,024,025	$ 1,246,524,582
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)	$ —	$ (197,008)	$ —	$ (197,008)
Total	$ —	$ (197,008)	$ —	$ (197,008)

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open future contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at October 31, 2009:

	Common Stock and/or Other Equity Investments			Corporate Bonds
	Consumer Discretionary	Financials	Materials
Balance as of October 31, 2008	$ 812	$ 8,482	$ 0	$ 62,759
Total realized gain (loss)	—	5,290	—	(26,100)
Change in unrealized appreciation (depreciation)	(812)	34,629	(90,209)	(314,168)
Amortization premium/discount	—	—	—	6,593
Net purchases (sales)	—	716,988	90,209	717,545
Net transfers in (out) of Level 3	—	77,731	—	693,276
Balance as of October 31, 2009	$ 0	$ 843,120	$ 0	$ 1,139,905
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ (812)	$ 34,629	$ (90,209)	$ (409,250)
	Commercial Mortgage-Backed Securities	Loan Participations and Assignments	Other Investments	Total
Balance as of October 31, 2008	$ 1,031,558	$ 48,477	$ 333,960	$ 1,486,048
Total realized gain (loss)	(162,094)	28	—	(182,876)
Change in unrealized appreciation (depreciation)	91,922	7,298	14,119	(257,221)
Amortization premium/discount	—	1,540	1,381	9,514
Net purchases (sales)	(961,386)	(606)	(349,460)	213,290
Net transfers in (out) of Level 3	—	(15,737)	—	755,270
Balance as of October 31, 2009	$ —	$ 41,000	$ —	$ 2,024,025
Net change in unrealized appreciation (depreciation) from investments still held at October 31, 2009	$ —	$ 137	$ —	$ (465,505)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $1,009,722,698) — including $28,660,732 of securities loaned	$ 1,108,350,673
Investment in Daily Assets Fund Institutional (cost $31,346,040)*	31,346,040
Investment in Central Cash Management Fund (cost $105,096,562)	105,096,562
Total investments, at value (cost $1,146,165,300)	1,244,793,275
Cash	48,150
Foreign currency, at value (cost $2,177,275)	2,186,935
Deposits with brokers for open future contracts	275
Receivable for investments sold	24,334,924
Receivable for Fund shares sold	242,531
Dividends receivable	661,322
Interest receivable	3,505,818
Receivable for daily variation margin on open futures contracts	61,812
Unrealized appreciation on forward foreign currency exchange contracts	894,549
Foreign taxes recoverable	150,584
Other assets	78,613
Total assets	1,276,958,788
Liabilities
Payable upon return of securities loaned	31,346,040
Payable for investments purchased	24,154,545
Payable for when-issued securities purchased	40,377,250
Payable for Fund shares redeemed	1,194,516
Unrealized depreciation on forward foreign currency exchange contracts	197,008
Accrued management fee	396,173
Other accrued expenses and payables	1,279,094
Total liabilities	98,944,626
Net assets, at value	$ 1,178,014,162

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Assets Consist of
Undistributed net investment income	15,741,322
Net unrealized appreciation (depreciation) on: Investments	98,627,975
Futures	836,758
Foreign currency	704,172
Accumulated net realized gain (loss)	(244,377,254)
Paid-in capital	1,306,481,189
Net assets, at value	$ 1,178,014,162
Net Asset Value
Class A Net Asset Value and redemption price per share ($885,303,477 ÷ 109,323,162 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.10
Maximum offering price per share (100 ÷ 94.25 of $8.10)	$ 8.59

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,718,957 ÷ 2,060,969 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.11

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,638,590 ÷ 2,676,981 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.08
Class S Net Asset Value, offering and redemption price per share ($250,957,482 ÷ 30,969,242 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.10
Institutional Class Net Asset Value, offering and redemption price per share ($3,395,656 ÷ 418,782 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $414,030)	$ 15,098,052
Interest (net of foreign taxes withheld of $699)	18,649,812
Income distributions — affiliated cash management vehicles	364,765
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	342,920
Total Income	34,455,549
Expenses: Management fee	3,976,574
Administration fee	1,074,750
Services to shareholders	2,238,553
Distribution and service fees	2,304,465
Custodian fee	324,556
Professional fees	126,390
Reports to shareholders	92,125
Registration fees	77,072
Trustees' fees and expenses	31,700
Other	155,528
Total expenses before expense reductions	10,401,713
Expense reductions	(262,587)
Total expenses after expense reductions	10,139,126
Net investment income (loss)	24,316,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(161,986,449)
Futures	2,731,204
Credit default swaps	10,699
Foreign currency	7,216,356
Payments by affiliates (see Note G)	640
(152,027,550)
Change in net unrealized appreciation (depreciation) on: Investments	292,642,458
Futures	(2,289,617)
Credit default swaps	40,798
Foreign currency	(191,194)
290,202,445
Net gain (loss)	138,174,895
Net increase (decrease) in net assets resulting from operations	$ 162,491,318

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 24,316,423	$ 38,515,728
Net realized gain (loss)	(152,027,550)	(59,700,867)
Change in net unrealized appreciation (depreciation)	290,202,445	(433,980,742)
Net increase (decrease) in net assets resulting from operations	162,491,318	(455,165,881)
Distributions to shareholders from: Net investment income: Class A	(13,882,537)	(27,869,661)
Class B	(258,855)	(846,131)
Class C	(160,007)	(432,663)
Class S	(4,511,663)	(9,054,876)
Institutional Class	(42,570)	(9,651)
Net realized gains: Class A	—	(6,432,304)
Class B	—	(243,190)
Class C	—	(155,159)
Class S	—	(1,938,318)
Institutional Class	—	(1,890)
Tax return of capital: Class A	—	(4,267,519)
Class B	—	(142,881)
Class C	—	(100,275)
Class S	—	(1,286,678)
Institutional Class	—	(1,317)
Total distributions	(18,855,632)	(52,782,513)
Fund share transactions: Proceeds from shares sold	42,696,403	67,098,717
Net assets acquired in tax-free reorganization	59,603,712	—
Reinvestment of distributions	17,499,606	49,132,419
Cost of shares redeemed	(185,810,649)	(282,834,277)
Redemption fees*	—	10,445
Net increase (decrease) in net assets from Fund share transactions	(66,010,928)	(166,592,696)
Increase (decrease) in net assets	77,624,758	(674,541,090)
Net assets at beginning of period	1,100,389,404	1,774,930,494
Net assets at end of period (including undistributed net investment income of $15,741,322 and $6,941,906, respectively)	$ 1,178,014,162	$ 1,100,389,404

* Effective April 1, 2008, the Fund no longer imposed the 2% redemption fee on fund shares acquired on or after that date.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.11	$ 10.25	$ 9.70	$ 8.99	$ 8.68
Income (loss) from investment operations: Net investment income[a]	.16	.23	.26	.23[d]	.21
Net realized and unrealized gain (loss)	.96	(3.05)	.61	.69	.31
Total from investment operations	1.12	(2.82)	.87	.92	.52
Less distributions from: Net investment income	(.13)	(.23)	(.32)	(.21)	(.21)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.13)	(.32)	(.32)	(.21)	(.21)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.10	$ 7.11	$ 10.25	$ 9.70	$ 8.99
Total Return (%)[b,c]	15.93	(28.25)	9.08	10.40[d]	5.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	885	815	1,299	1,367	1,459
Ratio of expenses before expense reductions (%)	.98	.99	.92	.97	.98
Ratio of expenses after expense reductions (%)	.97	.96	.92	.92	.96
Ratio of net investment income (%)	2.24	2.51	2.59	2.56[d]	2.40
Portfolio turnover rate (%)	204	276	188	98	158

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.15	$ 10.30	$ 9.75	$ 9.01	$ 8.69
Income (loss) from investment operations: Net investment income[a]	.11	.22	.24	.21[d]	.16
Net realized and unrealized gain (loss)	.95	(3.07)	.60	.70	.30
Total from investment operations	1.06	(2.85)	.84	.91	.46
Less distributions from: Net investment income	(.10)	(.21)	(.29)	(.17)	(.14)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.10)	(.30)	(.29)	(.17)	(.14)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.11	$ 7.15	$ 10.30	$ 9.75	$ 9.01
Total Return (%)[b,c]	15.19	(28.34)	8.79	10.18[d]	5.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	22	52	77	114
Ratio of expenses before expense reductions (%)	1.90	1.90	1.89	1.99	1.94
Ratio of expenses after expense reductions (%)	1.69	1.13	1.13	1.16	1.54
Ratio of net investment income (%)	1.51	2.34	2.37	2.32[d]	1.82
Portfolio turnover rate (%)	204	276	188	98	158

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 10.22	$ 9.68	$ 8.97	$ 8.66
Income (loss) from investment operations: Net investment income[a]	.10	.15	.18	.16[d]	.14
Net realized and unrealized gain (loss)	.94	(3.03)	.59	.69	.30
Total from investment operations	1.04	(2.88)	.77	.85	.44
Less distributions from: Net investment income	(.06)	(.15)	(.23)	(.14)	(.13)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.06)	(.24)	(.23)	(.14)	(.13)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.08	$ 7.10	$ 10.22	$ 9.68	$ 8.97
Total Return (%)[b]	15.11	(28.85)[c]	8.05	9.52[c,d]	5.09[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	18	31	33	38
Ratio of expenses before expense reductions (%)	1.81	1.82	1.75	1.77	1.86
Ratio of expenses after expense reductions (%)	1.81	1.82	1.75	1.76	1.78
Ratio of net investment income (%)	1.39	1.65	1.75	1.72[d]	1.58
Portfolio turnover rate (%)	204	276	188	98	158

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.11	$ 10.25	$ 9.71	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.18	.25	.28	.25[d]	.14
Net realized and unrealized gain (loss)	.95	(3.06)	.60	.70	.04
Total from investment operations	1.13	(2.81)	.88	.95	.18
Less distributions from: Net investment income	(.14)	(.24)	(.34)	(.23)	(.17)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.14)	(.33)	(.34)	(.23)	(.17)
Redemption fees	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.10	$ 7.11	$ 10.25	$ 9.71	$ 8.99
Total Return (%)[c]	16.17	(28.11)	9.17	10.76[d]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251	245	393	411	153
Ratio of expenses before expense reductions (%)	.80	.79	.73	.85	.79*
Ratio of expenses after expense reductions (%)	.72	.77	.73	.74	.74*
Ratio of net investment income (%)	2.48	2.70	2.78	2.74[d]	2.43*
Portfolio turnover rate (%)	204	276	188	98	158

[a] For the period from March 14, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.12	$ 10.26	$ 9.72	$ 9.01	$ 8.70
Income (loss) from investment operations: Net investment income[a]	.19	.26	.29	.26[c]	.24
Net realized and unrealized gain (loss)	.95	(3.06)	.60	.69	.31
Total from investment operations	1.14	(2.80)	.89	.95	.55
Less distributions from: Net investment income	(.15)	(.25)	(.35)	(.24)	(.24)
Net realized gains	—	(.05)	—	—	—
Tax return of capital	—	(.04)	—	—	—
Total distributions	(.15)	(.34)	(.35)	(.24)	(.24)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.11	$ 7.12	$ 10.26	$ 9.72	$ 9.01
Total Return (%)	16.23	(27.99)[b]	9.32[b]	10.76[b,c]	6.32[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.27		.42	.42	.39
Ratio of expenses before expense reductions (%)	.57	.75	.68	.74	.69
Ratio of expenses after expense reductions (%)	.57	.71	.61	.60	.62
Ratio of net investment income (%)	2.63	2.76	2.89	2.88[c]	2.74
Portfolio turnover rate (%)	204	276	188	98	158

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security or ETF is traded most extensively. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund buys or sells credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

There are no open credit default swap contracts as of October 31, 2009. For the year ended October 31, 2009, the Fund invested in credit default swap contracts with total notional values ranging from $0 to $310,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain an exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. The Fund enters into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to take advantage of short-term and medium-term inefficiencies and relative mispricings within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from approximately $293,188,000 to $596,753,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund also enters into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in forward foreign currency exchange contracts with a total value ranging from approximately $72,982,000 to $124,041,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 894,549	$ —	$ 894,549
Equity Contracts (b)	—	(686,311)	(686,311)
Interest Rate Contracts (b)	—	1,523,069	1,523,069
	$ 894,549	$ 836,758	$ 1,731,307

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on open futures contracts. Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (197,008)
$ (197,008)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Credit Contracts (a)	$ —	$ 10,699	$ —	$ 10,699
Foreign Exchange Contracts (b)	7,256,398	—	—	7,256,398
Equity Contracts (a)	—	—	5,978,461	5,978,461
Interest Rate Contracts (a)	—	—	(3,247,257)	(3,247,257)
	$ 7,256,398	$ 10,699	$ 2,731,204	$ 9,998,301

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from credit default swaps and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions).

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Credit Contracts (a)	$ —	$ 40,798	$ —	$ 40,798
Equity Contracts (a)	—	—	(4,772,825)	(4,772,825)
Interest Rate Contracts (a)	—	—	2,483,208	2,483,208
Foreign Exchange Contracts (b)	(247,093)	—	—	(247,093)
	$ (247,093)	$ 40,798	$ (2,289,617)	$ (2,495,912)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on credit default swaps and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions).

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $216,837,000, including $10,349,000 inherited from its merger with DWS Value Builder Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2015 ($3,597,000), October 31, 2016 ($55,109,000) and October 31, 2017 ($158,131,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Section 381-384 of the Internal Revenue Service.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 16,491,474
Capital loss carryforwards	$ (216,837,000)
Net unrealized appreciation (depreciation) on investments	$ 71,343,286

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 18,855,632	$ 38,453,252
Distributions from long-term capital gains	$ —	$ 8,530,591
Tax return of capital	$ —	$ 5,798,670

* For tax purposes, short-term capital gains distributions are considered ordinary income distirbutions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $1,769,714,714 and $1,792,926,725, respectively. Purchases and sales of US Treasury securities aggregated $303,041,683 and $279,168,501, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as the subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

Under the Amended and Restated Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2008 through the expiration dates noted, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

		Expiration Date
Class A	.93%	November 17, 2008
Class B	1.95%	September 30, 2009
Class S	.74%	July 14, 2009

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.01%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $1,074,750, of which $102,813 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 1,375,345	$ 49,065	$ 231,908
Class B	64,248	—	12,243
Class C	48,024	—	8,728
Class S	551,966	175,288	83,509
Institutional Class	710	—	111
	$ 2,040,293	$ 224,353	$ 336,499

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period from November 1, 2008 through January 31, 2009, DIDI had voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2009
Class B	$ 137,937	$ 38,234	$ —
Class C	141,348	—	17,072
	$ 279,285	$ 38,234	$ 17,072

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 1,933,752	$ 339,806.24%
Class B	44,919	6,446.24%
Class C	46,509	7,436.25%
	$ 2,025,180	$ 353,688

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009 aggregated $27,097.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $33,993 and $623, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2009, DIDI received $47 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $60,770, of which $14,734 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,224,282	$ 30,224,415	5,165,160	$ 47,909,912
Class B	251,709	1,806,583	246,224	2,284,341
Class C	345,357	2,432,886	318,017	2,950,515
Class S	1,140,565	8,232,064	1,500,840	13,953,949
Institutional Class	62	455	—	—
		$ 42,696,403		$ 67,098,717
Shares issued in tax-free reorganization*
Class A	7,431,198	$ 51,798,537	—	—
Class B	177,610	1,243,213	—	—
Class C	425,411	2,960,757	—	—
Institutional Class	515,915	3,601,205	—	—
		$ 59,603,712		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	1,805,271	$ 12,945,097	3,860,707	$ 36,028,267
Class B	35,647	251,525	126,785	1,196,258
Class C	20,762	147,621	64,095	600,257
Class S	572,899	4,114,827	1,211,047	11,294,779
Institutional Class	5,315	40,536	1,380	12,858
		$ 17,499,606		$ 49,132,419
Shares redeemed
Class A	(18,768,723)	$ (133,085,480)	(21,165,418)	$ (193,421,437)
Class B	(1,537,763)	(11,016,882)	(2,289,180)	(21,332,901)
Class C	(623,914)	(4,413,728)	(900,759)	(8,112,207)
Class S	(5,157,411)	(36,140,740)	(6,608,089)	(59,926,281)
Institutional Class	(140,358)	(1,153,819)	(4,170)	(41,451)
		$ (185,810,649)		$ (282,834,277)
Redemption fees		$ —		$ 10,445
Net increase (decrease)
Class A	(5,307,972)	$ (38,117,431)	(12,139,551)	$ (109,475,455)
Class B	(1,072,797)	(7,715,561)	(1,916,171)	(17,852,257)
Class C	167,616	1,127,536	(518,647)	(4,561,432)
Class S	(3,443,947)	(23,793,849)	(3,896,202)	(34,674,959)
Institutional Class	380,934	2,488,377	(2,790)	(28,593)
		$ (66,010,928)		$ (166,592,696)

* On April 17, 2009, DWS Value Builder Fund was acquired by the Fund through a tax-free reorganization (see Note F).

F. Fund Merger

On April 17, 2009, the Fund acquired all of the net assets of DWS Value Builder Fund pursuant to a plan of reorganization approved by shareholders on March 27, 2009. The acquisition was accomplished by a tax-free exchange of 7,460,097 Class A shares, 177,915 Class B shares, 421,956 Class C shares and 509,996 Institutional Class shares of DWS Value Builder Fund for 7,431,198 Class A shares, 177,610 Class B shares, 425,411 Class C shares and 515,915 Institutional Class shares of DWS Balanced Fund, respectively, outstanding on April 20, 2009. DWS Value Builder Fund's net assets at that date, $59,603,712, including $6,626,156 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,005,036,041. The combined net assets of the Fund immediately following the acquisition were $1,064,639,753.

G. Payments Made by Affiliates

During the year ended October 31, 2009, the Advisor fully reimbursed the Fund $640 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

H. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 22, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Balanced Fund:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (the "Fund"), including the investment portfolio, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2009

Tax Information (Unaudited)

For corporate shareholders, 58% of the income dividends paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $16,926,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 7% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DeAMi's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and DeAMi to attract and retain high-quality personnel, and the organizational depth and stability of DWS and DeAMi. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made changes in the Fund's structure, including the addition of new asset classes in which the Fund may invest in April 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Balanced Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BALANCED FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$74,627	$0	$10,176	$0
2008	$80,118	$0	$10,925	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$10,176	$440,000	$711,000	$1,161,176
2008	$10,925	$382,000	$1,474,733	$1,867,658

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund, a series of DWS Balanced Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund, a series of DWS Balanced Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009